                                 EXHIBIT 10.42

                                     LEASE

                      BETWEEN WELLS OPERATING PARTNERSHIP

                                      AND

                             PRICE WATERHOUSE LLP

                                     Lease



                                    BETWEEN

             CARTER SUNFOREST, L.P., a Georgia Limited Partnership

                                  as Landlord



                                      AND



   PRICE WATERHOUSE LLP, a Delaware Registered Limited Liability Partnership

                                   as Tenant



                                Effective Date:
                                March 30, 1998

                               TABLE OF CONTENTS

1.       TERM OF LEASE........................................................................................    2
         -------------
                  1.1      Initial Term of Lease..............................................................    2
                           ---------------------
                  1.2      Lease Renewal Options..............................................................    2
                           ---------------------

2.       DESIGN AND CONSTRUCTION OF IMPROVEMENTS..............................................................    5
         ---------------------------------------

3.       RENT.................................................................................................    5
         ----
                  3.1      Base Rent..........................................................................    5
                           ---------
                  3.2      Operating Expenses/Impositions.....................................................    6
                           ------------------------------
                  3.3      Capital Reserve....................................................................    6
                           ---------------
                  3.4      Delinquent Rental Payments.........................................................    6
                           --------------------------
                  3.5      Rentable Square Feet...............................................................    6
                           --------------------

4.       USE OF DEMISED PREMISES..............................................................................    7
         -----------------------
                  4.1      Permitted Use......................................................................    7
                           -------------
                  4.2      Preservation of Demised Premises...................................................    7
                           --------------------------------

5.       HAZARDOUS SUBSTANCES.................................................................................    7
         --------------------
                  5.1      Tenant's Covenants Regarding Hazardous Substances..................................    7
                           -------------------------------------------------
                  5.2      Landlord's Covenants Regarding Hazardous Substances................................   10
                           ---------------------------------------------------

6.       OPERATING EXPENSES...................................................................................   12
         ------------------
                  6.1      Payment of Operating Expenses......................................................   12
                           -----------------------------
                  6.2      Definition of Operating Expenses...................................................   12
                           --------------------------------
                  6.3      Certain Exclusions from Operating Expenses.........................................   13
                           ------------------------------------------
                  6.4      Estimated Operating Expenses.......................................................   15
                           ----------------------------

7.       PAYMENT OF TAXES AND ASSESSMENTS.....................................................................   17
         --------------------------------
                  7.1.     Payment of Impositions.............................................................   17
                           ----------------------
                  7.2      Tenant's Right to Contest Impositions..............................................   18
                           -------------------------------------
                  7.3      Levies and Other Taxes.............................................................   19
                           ----------------------
                  7.4      Evidence of Payment................................................................   19
                           -------------------
                  7.5      Landlord's Right to Contest Impositions............................................   19
                           ---------------------------------------
                  7.6      Installment Payments...............................................................   19
                           --------------------

8.       INSURANCE............................................................................................   20
         ---------
                  8.1      Landlord's Casualty Insurance......................................................   20
                           -----------------------------
                  8.2      Tenant's Casualty Insurance Coverage...............................................   20
                           ------------------------------------
                  8.3      Tenant's Liability Insurance Coverage..............................................   21
                           -------------------------------------
                  8.4      Landlord's Liability Insurance Coverage............................................   21
                           ---------------------------------------

                  8.5      Extended Coverage Insurance Provisions.............................................   21
                           --------------------------------------
                  8.6      General Insurance Requirements.....................................................   21
                           ------------------------------
                  8.7      Waiver of Subrogation..............................................................   22
                           ---------------------
                  8.8      Unearned Premiums..................................................................   22
                           -----------------
                  8.9      Blanket Insurance Coverage.........................................................   22
                           --------------------------

9.       SERVICES.............................................................................................   22
         --------
                  9.1      Services...........................................................................   22
                           --------
                  9.2      Standards; Interruption............................................................   23
                           -----------------------

10.      REPAIRS..............................................................................................   24
         -------
                  10.1     Landlord's Repairs.................................................................   24
                           ------------------
                  10.2     Tenants Repairs....................................................................   24
                           ---------------
                  10.3     Exterior Maintenance...............................................................   25
                           --------------------
                  10.4     Standards..........................................................................   25
                           ---------
                  10.5     Prohibition Against Waste..........................................................   25
                           -------------------------

11.      COMPLIANCE WITH LAWS AND ORDINANCES..................................................................   25
         -----------------------------------
                  11.1     Compliance with Laws and Ordinances................................................   25
                           -----------------------------------
                  11.2     Compliance with Permitted Encumbrances.............................................   27
                           --------------------------------------
                  11.3     Tenant's Right to Contest Laws and Ordinances......................................   27
                           ---------------------------------------------

12.      CONSTRUCTION LIENS AND OTHER LIENS...................................................................   28
         ----------------------------------
                  12.1     Freedom from Liens.................................................................   28
                           ------------------
                  12.2     Landlord's Indemnification.........................................................   29
                           --------------------------
                  12.3     Removal of Liens...................................................................   29
                           ----------------

13.      INTENTIONALLY OMITTED................................................................................   29
         ---------------------

14.      DEFAULTS.............................................................................................   29
         --------
                  14.1     Event of Default...................................................................   29
                           ----------------
                  14.2     Landlord's Remedies................................................................   30
                           -------------------
                  14.3     Landlord's Default.................................................................   31
                           ------------------
                  14.4     No Waiver..........................................................................   31
                           ---------
                  14.5     Remedies Cumulative................................................................   31
                           -------------------

15.      DESTRUCTION AND RESTORATION..........................................................................   32
         ---------------------------
                  15.1     Destruction and Restoration........................................................   32
                           ---------------------------
                  15.2     Application of Insurance Proceeds..................................................   32
                           ---------------------------------
                  15.3     Continuance of Tenant's Obligations................................................   32
                           -----------------------------------
                  15.4     Completion of Restoration..........................................................   32
                           -------------------------
                  15.5     Adjustment of Rent and Termination of Lease........................................   33
                           -------------------------------------------

16.      CONDEMNATION.........................................................................................   34
         ------------
                  16.1     Condemnation of Entire Demised Premises............................................   34
                           ---------------------------------------
                  16.2     Partial Condemnation/Termination of Lease..........................................   35
                           -----------------------------------------
                  16.3     Partial Condemnation/Continuation of Lease.........................................   35
                           ------------------------------------------
                  16.4     Continuance of Obligations.........................................................   36
                           --------------------------
                  16.5     Determination of "Material Partial Comdemnation" and "Minor Partial Condemnation;"
                           ----------------------------------------------------------------------------------
                            Arbitration.......................................................................   6
                            -----------

17.      ASSIGNMENT, SUBLETTING...............................................................................   37
         ----------------------
                  17.1     Restriction on Transfer (Transfer Requiring Landlord Consent)......................   37
                           -------------------------------------------------------------
                  17.2     Transfers..........................................................................   37
                           ---------
                  17.3     Conditions to all Assignments and Sublettings......................................   38
                           ---------------------------------------------
                  17.4     Excess Consideration...............................................................   38
                           --------------------
                  17.5     Tenant's Liability.................................................................   38
                           ------------------

18.      SUBORDINATION, NONDISTURBANCE, NOTICE TO MORTGAGEE AND ATTORNMENT....................................   39
         -----------------------------------------------------------------
                  18.1     Subordination and Attornment by Tenant.............................................   39
                           --------------------------------------

19.      SIGNS................................................................................................   39
         -----
                  19.1     Tenant's Signs.....................................................................   39
                           --------------

20.      CHANGES AND ALTERATIONS..............................................................................   39
         -----------------------
                  20.1     Tenant's Changes and Alterations...................................................   39
                           --------------------------------

21.      INDEMNITY............................................................................................   41
         ---------
                  21.1     Indemnity of Landlord..............................................................   41
                           ---------------------
                  21.2     Indemnity of Tenant................................................................   42
                           -------------------
                  21.3     Defense Provisions.................................................................   43
                           ------------------

22.      MISCELLANEOUS PROVISIONS.............................................................................   44
         ------------------------
                  22.1     Entry by Landlord..................................................................   44
                           -----------------
                  22.2     Exhibition of Demised Premises.....................................................   44
                           ------------------------------
                  22.3     Notices............................................................................   45
                           -------
                  22.4     Quiet Enjoyment....................................................................   45
                           ---------------
                  22.5     Landlord's Continuing Obligations..................................................   46
                           ---------------------------------
                  22.6     Estoppel...........................................................................   46
                           --------
                  22.7     Short Form.........................................................................   47
                           ----------
                  22.8     Severability.......................................................................   47
                           ------------
                  22.9     Successors and Assigns.............................................................   47
                           ----------------------
                  22.10    Captions...........................................................................   48
                           --------
                  22.11    Relationship of Parties............................................................   48
                           -----------------------
                  22.12    Entire Agreement...................................................................   48
                           ----------------

                  22.13    No Merger..........................................................................   48
                           ---------
                  22.14    No Surrender During Lease Term.....................................................   48
                           ------------------------------
                  22.15    Surrender of Demised Premises......................................................   48
                           -----------------------------
                  22.16    Holding Over.......................................................................   49
                           ------------
                  22.17    Attorneys' Fees....................................................................   49
                           ---------------
                  22.18    Landlord's Limited Liability.......................................................   49
                           ----------------------------
                  22.19    Tenant's Limited Liability.........................................................   49
                           --------------------------
                  22.20    Sunforest Declaration..............................................................   50
                           ---------------------
                  22.21    Broker's Commissions...............................................................   50
                           --------------------
                  22.22    Covenants, Representations and Warranties..........................................   50
                           -----------------------------------------
                  22.23    Permission, Consent or Approval....................................................   51
                           -------------------------------
                  22.24    Counterparts; Expiration of Lease; "Effective Date"................................   51
                           ---------------------------------------------------
                  22.25    Guaranty...........................................................................   51
                           --------
                  22.26    Radon Gas..........................................................................   51
                           ---------

23.      EXPANSION OPTION.....................................................................................   51
         ----------------

24.      PURCHASE OPTION......................................................................................   54
         ---------------

                                     LEASE
                                     -----


  THIS LEASE ("Lease"), made as of the "Effective Date" (as defined in Section
                                                                       -------
22.24), by and between CARTER SUNFOREST, L.P., a Georgia limited partnership
-----
("Landlord"), and PRICE WATERHOUSE LLP, a Delaware Registered Limited Liability Partnership ("Tenant").


                                  WITNESSETH:
                                  -----------


     Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the conditions and limitations hereinafter expressed, that parcel of land situated in the Sunforest Office Park, in the City of Tampa, the County of Hillsborough and State of Florida, described in Exhibit "A" attached hereto and
                                                -----------
made a part hereof, together with any appurtenant easements described in said

Exhibit "A" (the "Land"), the Building (as hereinafter defined), together with
-----------
all other Improvements (as hereinafter defined). The term "Improvements" means:
(a) a four-story building of approximately 130,000 square feet of "Rentable Area" (as such term is defined in Section 3.5) (the "Building"), (b) parking
                                  -----------
areas containing approximately 455 parking spaces, including a free standing parking garage, with covered access to the Building, containing approximately 200 covered parking spaces (the "Garage"), and (c) all other improvements, machinery, equipment, fixtures and other property, real, personal or mixed (except Tenant's trade fixtures) installed or located on the Land or within the Building and Garage, together with all additions, alterations and replacements thereof. The Land and the Improvements are hereinafter referred to as the "Demised Premises." The Demised Premises are subject only to the easements, restrictions, reservations and other encumbrances (the "Existing Encumbrances") set forth in said Exhibit "B", true and complete copies of which Landlord has
                  -----------
furnished to Tenant prior to the execution and delivery hereof, and will be subject on the Commencement Date to (i) the Existing Encumbrances, (ii) all easements, covenants, restrictions, rights of way and other similar matters created or arising in connection with Landlord's development and construction of the Base Building Improvements and Tenant Improvements which do not materially interfere with the use of the Demised Premises hereunder for Tenant's Professional Development Center, training facilities, and educational facilities for Tenant's employees ("Tenant's Intended Use"), (iii) an access easement along the northern boundary of the Land for the benefit of the property adjacent to the Land's northern boundary, and (iv) subject to Section 18.1 below, any institutional first mortgage executed by Landlord encumbering the Demised Premises (collectively, the "Permitted Encumbrances"). Without limiting Tenant's permitted uses of the Demised Premises as set forth in this Lease, Landlord and Tenant acknowledge that Tenant's intended primary use of the Demised Premises will be for Tenant's Intended Use. Landlord represents and warrants to Tenant: (a) that Landlord is the sole owner in fee simple of the Land; and (b) that Landlord has the full right and authority to lease to Tenant the Demised Premises and to otherwise enter into this Lease on the terms and conditions set forth herein; and (c) Landlord is not in default in any of its obligations to any existing mortgagee or ground lessor and Landlord is current in all its payments to said mortgagee(s) or ground lessor.

1.  TERM OF LEASE
    -------------

    1.1  Initial Term of Lease
         ---------------------

         (a)  Commencement Date. This Lease shall be for an initial term of ten
              -----------------
    (10) years (the "Initial Term") commencing on the "Commencement Date" (as hereinafter defined). Except as otherwise expressly provided for in the Pre-Occupancy and Construction Agreement attached hereto as Exhibit "C" (the
                                                            -----------
    "Pre-Occupancy Agreement"), the "Commencement Date" shall be December __, 1998 (the "Commencement Date"). (All terms defined in the Pre-Occupancy Agreement and used in this Lease shall have the meanings ascribed to them in the Pre-Occupancy Agreement.) The parties shall confirm the Actual Substantial Completion Date and the Commencement Date in writing as provided in Section 18 of the Pre-Occupancy Agreement.
       ----------

         (b)  Lease Year. For the purposes of this Lease, the term "Lease Year"
              ----------
    shall be defined as follows. The first Lease Year shall begin on the Commencement Date and, if the Commencement Date occurs on the first day of the month, the first Lease Year shall end twelve (12) months thereafter. If the commencement Date occurs on other than the first day of a calendar month, the first Lease Year will end on the last day of the twelfth (12th) calendar month after and excluding the calendar month in which the Commencement Date occurred. For example, if the Commencement Date occurs on December 6, 1998, the first Lease Year ends on December 31, 1999. Each subsequent Lease Year shall commence on the day immediately following the last day of the preceding Lease Year and shall continue for a period of twelve (12) full calendar months. Promptly after the Commencement Date the parties shall execute and deliver a written statement which verifies the actual Commencement Date.


    1.2  Lease Renewal Options.
         ---------------------

         (a)  Subject to the terms, covenants and conditions of this Section
                                                                     -------
    1.2, the Term of this Lease may be extended, at the option of Tenant, for
    ---
    two (2) successive periods of five (5) years each. Each such period is sometimes called a "Renewal Term". Each Renewal Term shall be upon the same terms, covenants and conditions contained in this Lease, except for the payment of Base Rent (which shall be determined in accordance with Subsection 1.2 (b)). Any reference in this Lease to the "Term" shall be
    -------------------
    deemed to include any Renewal Term and apply thereto, unless otherwise expressly provided herein. Tenant shall have no renewal options beyond the aforesaid two consecutive five-year renewal options. Any termination of this Lease during the initial Term of this Lease, or during a Renewal Term, shall terminate all of Tenant's rights under this Section 1.2.
                                                -----------

         (b) Base Rent during the first Lease Year of a Renewal Term for any space then constituting a portion of the Demised Premises shall be at a rate equal to the greater
                 -------
    of (i) ninety percent (90%) the Market Rent Rate for such space multiplied by the Rentable Area of the Demised Premises, or (ii) one hundred percent (100%) of the Base Rent paid during the last Lease Year of the Initial Term or the then-current Renewal Term, as the case may be. If the Base Rent for the first Lease Year of a Renewal Term is determined pursuant to clause (i),
                                                                     ----------
    above, then the Base Rent for each Lease Year of such Renewal Term after the first Lease Year thereof shall be one hundred three percent (103%) of the Base Rent for the immediately preceding Lease Year. If the Base Rent for the first Lease Year of a Renewal Term is determined pursuant to clause (ii), above, then there shall be no escalation of the Base Rent until such time (if such be the case) that the total Base Rent paid during such Renewal Term is equal to the total Base Rent that would have been paid during such Renewal Term if the Base Rent therefor had been determined pursuant to clause (i), above; and, thereafter, the Base Rent for each subsequent Lease
    ----------
    Year of such Renewal Term shall be one hundred three percent (103%) of the Base Rent for the immediately preceding Lease Year.

          (c) For purposes of this Lease, Market Rent Rate shall be determined as follows:


              (i) Within five (5) days after Tenant delivers its Non-Binding Notice (defined below), Landlord and Tenant shall commence negotiations to agree upon the Market Rent Rate. If Landlord and Tenant are unable to reach agreement on the Market Rent Rate within thirty (30) days after the date on which Tenant delivered its Non-Binding Notice, then the Market Rent Rate shall be determined in accordance with clause (ii) of this Subsection 1.2(c).
                          -----------         -----------------

              (ii) If Landlord and Tenant are unable to reach agreement on the Market Rent Rate within said 30-day period, then within seven (7) days, Landlord and Tenant shall each simultaneously submit to the other in a sealed envelope its good faith estimate of the Market Rent Rate. If the higher of such estimates is not more than one hundred five percent (105%) of the lower of such estimates then the Market Rent Rate shall be the average of the two estimates. Otherwise, within five (5) days either Landlord or Tenant may submit the question to arbitration in accordance with clause (iii) of this Subsection 1.2(c).
                                         ------------         -----------------

              (iii) If the Market Rent Rate cannot be established by exchange of estimates as provided in clause (ii) of this Subsection 1.2(c), then
                                   -----------         -----------------
          either party may, by written notice to the other within five (5) days after the exchange of good faith estimates pursuant to said clause
                                                                      ------
          (ii), request to resolve the dispute by arbitration. Within seven (7)
          ----
          days after the receipt of such request, the parties shall select as an arbitrator a mutually acceptable independent appraiser who is a Member of the Appraisal Institute ("MAI"), with experience in real estate appraisal, including at least five (5) years experience in appraising properties similar to the Demised Premises in Hillsborough County, Florida (a "Qualified Appraiser"). If the parties cannot agree on a Qualified Appraiser, then, within a second period of seven (7) days, each shall elect a Qualified Appraiser and within ten
          (10) days thereafter the two appointed Qualified Appraisers shall select a third Qualified Appraiser and the third Qualified Appraiser shall be the arbitrator and shall determine the Market Rent Rate. If one party shall fail to make such appointment within said second seven
          (7) day period, then the Qualified Appraiser chosen by the other party shall be the sole arbitrator.

               (iv)  Once the arbitrator has been selected as provided in clause
          (iii) of this Subsection 1.2(c), then, as soon thereafter as
                        -----------------
          practicable but in any case within twenty-one (21) days, the arbitrator shall select one of the two estimates of the Market Rent Rate submitted by Landlord and Tenant pursuant to clause (ii) of this Subsection 1.2(c), which shall be the one that is closer to the fair
          -----------------
          market net rental value as determined by the arbitrator. The value so selected shall be the Market Rent Rate. The decision of the arbitrator as to the Market Rent Rate shall be submitted in writing to, and be final and binding on, Landlord and Tenant. If the arbitrator believes that expert advice would materially assist him, he may retain one or more qualified persons, including but not limited to, legal counsel, brokers, architects or engineers, to provide such expert advice. Except as expressly provided to the contrary in Subsection 1.2(e), the
                                                          -----------------
          parties shall split evenly the costs of the arbitrator and of any experts retained by the arbitrator. Except as expressly provided to the contrary in Subsection 1.2(e), any fees of any counsel or expert
                          -----------------
          engaged directly by Landlord or Tenant shall be borne by the party obtaining such counsel or expert.



          (d) Each option to renew shall be exercised by Tenant delivering an initial non-binding written notice to Landlord no earlier than eighteen
     (18) months and no later than fifteen (15) months prior to the expiration of the Initial Term or the then current Renewal Term, as the case may be (the "Non-Binding Notice"). Thereafter, the Market Rent Rate for the Renewal Term shall be determined pursuant to Subsections 1.2(b) and 1.2(c).
                                                  -----------------------------
     Tenant shall give Landlord final binding written notice of intent to exercise an option to renew no later than twelve (12) months prior to the expiration of the Initial Term or the then current Renewal Term, as the case may be (the "Binding Notice"). If Tenant fails to give its Non-Binding Notice or its Binding Notice when due as provided in this Section 1.2(d)
                                                               -------------
     Tenant will be deemed to have waived such option to renew.

          (e) Tenant's right to exercise a particular option to renew this Lease pursuant to this Section 1.2 is subject to the conditions that on the
                            -----------
     date Tenant delivers its Non-Binding Notice or its Binding Notice, no Event of Default has occurred and is continuing past pertinent notice and cure periods. Notwithstanding anything contained herein to the contrary, if Tenant delivers its Non-Binding Notice with respect to any option to renew, but does not deliver its Binding Notice with respect to such option, Tenant shall pay: (i) the fees and costs of all arbitrators, if any, used to determine the Market Rent Rate in connection with such option; (ii) the fees and costs of any experts retained by such arbitrators; and (iii) the reasonable fees and costs of any counsel or expert engaged by Landlord or Tenant to assist in determining the Fair Market Rent Rate for such option.

          (f) "Market Rent Rate" means the rental rate per square foot of "Rentable Area" at which tenants entering into new leases lease comparable space with comparable tenant improvements in place as of the commencement of the applicable Renewal Term (or adjusting the rental rate as appropriate for differences in the existing tenant improvements and term commencement), taking into consideration (and appropriately adjusting the rental rate for differences in) the location, quality and age of the building and tenant improvements, as the case may be, with respect to which such rental rates are computed, rent concessions or other allowances, abatements, lease assumptions or take-overs and other tenant concessions and benefits such as new carpeting, paint and wall coverings for the Demised Premises, differences in terms and provisions of the applicable leases such as pass-throughs of operating expenses and taxes, moving expenses, brokerage commissions, parking rights and costs therefor, the term of the lease under consideration, and the extent of services provided thereunder, applicable distinctions between "gross" leases and "net" leases, base year or expense stop figures for escalation purposes, and any other relevant term or condition in making such evaluation. For this purpose, "comparable space" shall be office space in comparable buildings within the Westshore submarket of Tampa that is comparable in size, location, and quality to the Demised Premises and leased for a term comparable to the applicable Renewal Term.


2.   DESIGN AND CONSTRUCTION OF IMPROVEMENTS.
     ---------------------------------------

     Landlord shall design the Base Building Improvements (as defined in the Pre-Occupancy Agreement) and Tenant shall design the Tenant Improvements (as defined in the Pre-Occupancy Agreement), and Landlord shall construct the Base Building Improvements and the Tenant Improvements, all in accordance with the provisions of the Pre-Occupancy Agreement. The "Demised Premises" for the purposes of this Lease shall include all Tenant Improvements.

3.   RENT.
     ----

     3.1  Base Rent. In consideration of the leasing of the Demised Premises and
          ---------
the construction of the Base Building Improvements and the Tenant Improvements, Tenant shall pay to Landlord, and Tenant covenants to pay Landlord, without previous demand therefor and without any right of setoff or deduction whatsoever (except as otherwise expressly provided hereinafter), at the address of Landlord set forth hereinbelow, or at such other place as Landlord may from time to time designate in writing, a fixed base rental ("Base Rent") for the Initial Term of this Lease, as follows:

          (a) The Base Rent for the first Lease Year of the Initial Term shall be at the annual rate determined by multiplying by 9.4102% the Agreed Total Price.

          (b) The Base Rent for each Lease Year of the Initial Term after the first Lease Year thereof shall be one hundred three percent (103%) of the Base Rent for the immediately preceding Lease Year.


Base Rent shall be payable in equal monthly installments, in advance, together with any Federal, State, local or other jurisdictional sales or use taxes. If the Term commences on other than the first day of a calendar month, or ends on other than the last day of a calendar month, Base Rent for such partial calendar month shall be prorated.

     3.2  Operating Expenses/Impositions. The parties each acknowledge that the
          ------------------------------
Base Rent specified in Section 3.1 does not include Operating Expenses (as
                       -----------
hereinafter defined) or Impositions (as hereinafter defined); accordingly, during the Term of this Lease, and any extension(s) thereof, Tenant shall pay to Landlord Operating Expenses (plus any applicable tax) and Impositions in accordance with the terms of this Lease, which payments shall be deemed Additional Rent.

     3.3  Capital Reserve.  Tenant shall pay a "Capital Reserve" for each Lease
          ---------------
Year during the Term of this Lease in an amount equal to Ten Cents ($0.10) per square foot of Rentable Area in the Demised Premises, which payment shall be deemed Additional Rent. The Capital Reserve payable for each Lease Year shall be paid in twelve (12) equal monthly installments, paid in advance not later than the first (1st) day of each and every calendar month. If the Commencement Date is other than the first (1st) day of a month, then the Capital Reserve for such initial month shall be prorated for such fractional period.

     3.4  Delinquent Rental Payments.  All payments of Base Rent and Additional
          --------------------------
Rent (collectively referred to herein as "Rent") shall be payable without previous demand therefor and without any right of abatement, setoff or deduction, except as expressly provided in this Lease, and in case of nonpayment of any item of Rent by Tenant when the same is due, Landlord shall have, in addition to all its other rights and remedies, all of the rights and remedies available to Landlord under the provisions of this Lease or by law in the case of nonpayment of Rent. The performance and observance by Tenant of all the terms, covenants, conditions and agreements to be performed or observed by Tenant hereunder shall be performed and observed by Tenant at Tenant"s sole cost and expense. Tenant shall pay a late charge of two percent (2%) of any installment of Rent or any other charges payable by Tenant under the provisions of this Lease which shall not be paid within ten (10) days after the date the same is due; provided, however, that the late charge shall not be assessed in
             --------  -------
respect of the first late payment occurring in any twelve (12) month period. Any installment of Rent or any other charges payable by Tenant under the provisions of this Lease which shall not be paid within ten (10) days after the date the same is due shall also bear interest at the Maximum Rate of Interest.

  3.5 Rentable Square Feet. For the purposes of this Lease, "Rentable Area" or "Rentable Square Feet" shall be calculated in accordance with the methods of measuring rentable area as described in the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996, as promulgated by the Building Owners and Managers Association (BOMA) International. On or before the Actual Substantial Completion Date, Landlord shall submit to Tenant a statement in writing, certified to both Landlord and Tenant as being true and correct by the Landlord Architect, of the exact number of Rentable Square Feet contained in the Building.

4.  USE OF DEMISED PREMISES
    -----------------------

    4.1  Permitted Use.  The Demised Premises including all buildings or other
         -------------
improvements hereafter erected upon the same shall be used for Tenant's Intended Use and such other office type uses as may be lawfully carried on in and about the Demised Premises. Tenant shall not use or occupy the same, or permit them to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy affecting the same, or which would make void or voidable any insurance then in force with respect thereto or which would make it impossible to obtain fire or other insurance thereon required to be furnished hereunder, or which would cause structural injury to the improvements or which would constitute a public or private nuisance or waste, and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

    4.2  Preservation of Demised Premises. Tenant shall not use, suffer, or
         --------------------------------
permit the Demised Premises, or any portion thereof, to be used by Tenant, any third party or the public in such manner as might reasonably tend to impair Landlord"s title to the Demised Premises, or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third persons, or of implied dedication of the Demised Premises, or any portion thereof. Nothing in this Lease contained and no action or inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or make any agreement that may create, or give rise to or be the foundation for any such right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Demised Premises.

5.  HAZARDOUS SUBSTANCES
    --------------------

    5.1  Tenant's Covenants Regarding Hazardous Substances.
         -------------------------------------------------

         (a) In connection with the use and occupancy of the Demised Premises during the term of this Lease, Tenant shall comply at all times and in all material respects, and shall cause its subtenants and Tenant's and its subtenants' agents, employees, contractors, licensees and invitees to comply at all times and in all material respects, with all applicable federal, state and local laws, ordinances and regulations ("Hazardous Materials Laws") relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including without limitation any "hazardous substances," "hazardous wastes," "Hazardous Materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

          (b) Tenant, at its own expense, shall procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Demised Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Demised Premises (excluding therefrom, however, normal sanitary sewer discharge, it being understood and agreed by the parties hereto that Landlord shall be responsible for costs and expenses associated with initially obtaining normal sanitary sewer permits and authorizations with respect to the Demised Premises). Except as installed in the Demised Premises or discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials placed or installed on the Demised Premises by Tenant, its agents, employees or contractors, to be removed from the Demised Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such Hazardous Materials. Tenant shall, in all material respects, handle, treat, deal with and manage any and all such Hazardous Materials in, on, under or about the Demised Premises in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations imposed by Hazardous Materials Laws regarding such Hazardous Materials are solely the responsibility of Tenant unless otherwise required by law. Upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials which were installed or placed in the Demised Premises by Tenant or its subtenants, or any of their respective agents, employees, contractors, licensees and invitees, to be removed from the Demised Premises and transported for use, storage or disposal in accordance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any such Hazardous Materials in, on, about or under the Demised Premises, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any such Hazardous Materials in any way connected with the Demised Premises without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition, at Landlord's request, Tenant shall remove all tanks or fixtures which were installed or placed in or on the Demised Premises by Tenant, its agents, employees or contractors, and which contain or contained or are contaminated with Hazardous Materials.

          (c) Promptly after Tenant acquires actual knowledge of same, Tenant shall notify Landlord in writing of: (i) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws with respect to the Demised Premises; (ii) any claim made or threatened by any person against Landlord, or the Demised Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials placed or installed on the Demised Premises by Tenant or its subtenants, or any of their respective agents, employees, contractors, licensees and invitees; and (iii) any reports made to any environmental agency arising out of or in connection with any such Hazardous Materials in, on or about the Demised Premises or with respect to any such Hazardous Materials removed from the Demised Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also provide to Landlord, as promptly as possible, and in any event within ten (10) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Demised Premises or Tenant's use thereof. Upon written request therefor by Landlord, Tenant shall promptly deliver to Landlord notices of hazardous waste manifests reflecting the legal and proper disposal of all such Hazardous Materials removed from the Demised Premises.

          (d) Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold Landlord and each of Landlord's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever arising or resulting in whole or in part, directly or indirectly: (i) from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Demised Premises placed or installed thereon by Tenant or its subtenants, or any of their respective agents, employees or contractors, licensees and invitees; or (ii) from the transportation or disposal of any Hazardous Materials by Tenant, to or from the Demised Premises, whether knowingly or unknowingly; or (iii) the violation or alleged violation of Hazardous Materials Laws by Tenant, whether knowingly or unknowingly. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Demised Premises, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Tenant and its assignees and subtenants, and their respective employees, agents, customers, assignees, contractors or sub-contractors (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

  5.2  Landlord's Covenants Regarding Hazardous Substances.
       ---------------------------------------------------

       (a) Landlord covenants, warrants and represents, to the best of its present knowledge: (i) that the Demised Premises will be at the Commencement Date free from any Hazardous Materials (other than those incorporated therein in accordance with the Base Building Plans and the Tenant Plans and in compliance with Hazardous Materials Laws) and shall comply in all material respects with all applicable Hazardous Materials Laws; (ii) that the Base Building Improvements and Tenant Improvements will be at the Commencement Date free of Hazardous Materials (other than those incorporated therein in accordance with the Base Building Plans and the Tenant Plans and in compliance with Hazardous Materials Laws), including without limitation, any asbestos or asbestos containing substance; (iii) that Landlord has never received any notice of any violation of or non-compliance with any Hazardous Material Laws as regards the Demised Premises; and (iv) that, except for use or discharge in accordance and conformity with all applicable laws in all material respects, Landlord has never caused or permitted any Hazardous Material, asbestos or asbestos-containing substance to be placed, held, located or disposed of on, under or at the Demised Premises.


       (b) In connection with Landlord's ownership, development, operation, management and maintenance and replacement of the Demised Premises (such status of Landlord as owner, developer, operator and manager of the Demised Premises, and such activity by or at the bequest of Landlord and/or its affiliate being hereinafter collectively called the "Landlord's Activities"), Landlord shall comply at all times and in all material respects with all Hazardous Materials Laws.

       (c) Landlord, at its own expense, shall procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals in connection with Landlord's Activities, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Demised Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Landlord shall cause any and all Hazardous Materials placed or installed on the Demised Premises either prior to the Effective Date or in connection with Landlord's Activities, to be removed from the Demised Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such Hazardous Materials. Landlord shall in all material respects, handle, treat, deal with and manage any and all such Hazardous Materials in, on, under or about the Demised Premises in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations imposed by Hazardous Materials Laws with respect to the Landlord's Activities are solely the responsibility of Landlord. Landlord shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Demised Premises, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any

     Hazardous Materials in any way connected with the Demised Premises without first notifying Tenant of Landlord's intention to do so and affording Tenant ample opportunity to appear, intervene or otherwise appropriately assert and protect Tenant's interest with respect thereto.

          (d) Promptly after Landlord acquires actual knowledge of same, Landlord shall notify Tenant in writing of: (i) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws with respect to the Demised Premises; (ii) any claim made or threatened by any person against Tenant, or the Demised Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about the Demised Premises or with respect to any Hazardous Materials removed from the Demised Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Landlord shall also provide to Tenant, as promptly as possible, and in any event within five (5) business days after Landlord first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Demised Premises or Landlord's Activities.

          (e) Landlord shall indemnify, defend (with counsel reasonably acceptable to Tenant), protect and hold Tenant and each of Tenant's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever arising or resulting in whole or in part, directly or indirectly: (i) from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Demised Premises either prior to the Effective Date or to the extent resulting from or related to Landlord's Activities, other than those incorporated into the Base Building Improvements and Tenant Improvements in accordance with Hazardous Materials Laws; or (ii) from the transportation or disposal of Hazardous Materials to or from the Demised Premises to the extent resulting from or related to Landlord's Activities; or (iii) the violation or alleged violation of Hazardous Materials Laws by Landlord, whether knowingly or unknowingly. Landlord's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Demised Premises or the Landlord's Work, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Landlord, or its employees, agents, contractors or sub-contractors of Landlord (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Landlord.

6.  OPERATING EXPENSES.
    ------------------

    6.1  Payment of Operating Expenses. Tenant shall pay to Landlord as
         -----------------------------
"Additional Rent" actual Operating Expenses for each Lease Year in accordance with Section 3.2.
     -----------

    6.2  Definition of Operating Expenses. Subject to the exclusions set forth
         --------------------------------
in Section 6.3, for the purposes of this Lease, the term "Operating Expenses"
   -----------
shall mean the total cost or expense incurred by Landlord in connection with the operation, repair or maintenance of the Demised Premises and sales, use and other similar taxes which are paid by Tenant to Landlord together with the monthly installments of Rent. Operating Expenses shall include, without limitation, the following:

         (a) wages, salaries, payroll costs, and benefits paid to or on behalf of Landlord's or Landlord's management company's employees at or below the level of building manager directly engaged in the operation, maintenance, repair and security (pro rated to reflect only that portion of the employee(s) time serving the Demised Premises and excluding any time, expenses, etc. to the extent relating to any other building or property owned, operated or managed by Landlord or Landlord's management company, or any affiliate of Landlord);

         (b)  the cost of insurance required by Article 8 and other insurance
                                                ---------
     obtained by Landlord in respect of the Demised Premises that is then reasonable and customary in respect of comparable buildings in the Westshore submarket of Tampa;

         (c) charges (including applicable taxes) for all utilities not directly billed to Tenant (if any) required in the operation of the Demised Premises (including the tenanted areas thereof), including water, sewer, electricity and gas;

         (d) amounts paid by Landlord, or charged to Landlord by independent contractors, for services (including full or part-time labor), materials and supplies;

         (e) amounts paid by Landlord, or charged to Landlord by independent contractors, for window cleaning, janitorial, rubbish removal, snow and ice removal, porter services, security, and pest control;

         (f) amounts paid by Landlord, or charged to Landlord by independent contractors, for cleaning, operating and maintaining the Demised Premises, including operating, maintaining and repairing the heating, air conditioning and electrical systems servicing the Building and the elevators in the Building;

         (g) repairs and maintenance (except as expressly excluded from Operating Expenses or as such costs are expressly imposed on Landlord);

         (h) costs of supplies, materials, tools and equipment;

         (i) maintenance of the Land and exterior Improvements (including water retention areas), including costs of landscaping, gardening and planting;


         (j) the cost of telephone service, postage, office supplies, maintenance and repair of office equipment and similar charges related to operation of the Building management office located in the Building;

         (k) the cost of licenses, permits and similar fees and charges for the operation of the Building, but not including any franchise fees or any fee for the issuance of the initial, permanent, or temporary certificate of occupancy for the Building or any space therein;

         (l) reasonable, market fees for the management of the Demised Premises; and

         (m) amortization of capital improvements made to the Demised Premises after the Commencement Date which are undertaken primarily for the purpose of reducing Operating Expenses, but only to the extent of the lesser of (i) the annual amortized amount of such improvements over the useful life thereof, and (ii) the actual annual cost savings.

In calculating Operating Expenses, Operating Expenses shall be reduced by all cash, trade or quantity discounts to the extent actually received by Landlord in the purchase of any goods, utilities or services in connection with the Demised Premises. All Operating Expenses shall be accounted for with the utilization of generally accepted accounting principles consistently applied.


     6.3  Certain Exclusions from Operating Expenses.
          ------------------------------------------

          (a)  Notwithstanding the terms and provisions of Section 6.2 or of any
                                                           -----------
          other terms or provision of this Lease, the following shall be excluded from Operating Expenses:


               (i)   leasing commissions;

               (ii)  subject to Subsection 6.2 (m) and Tenant's obligation to
                                -----------------
          make "Tenant's Compliance Contribution" pursuant to Section 11.1, any
                                                              ------------
          depreciation or amortization on the Demised Premises;


               (iii) subject to Subsection 6.2 (m) and Tenant's obligation to
                                -----------------
          make "Tenant's Compliance Contribution" pursuant to Section 11.1,
                                                              ------------
          costs of a capital
          nature, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools as determined in accordance with the Internal Revenue Code and generally accepted accounting principles;

               (iv) costs, fines or penalties incurred due to a violation by Landlord of any of the terms and conditions of this Lease, or of any Laws;

               (v) interest on debt or amortization payments on any mortgage or any other debt for borrowed money, or increases in principal or interest on debt;

               (vi)   rental under any ground or  underlying lease;

               (vii) repairs and any other work occasioned by fire, windstorm or other casualty required under this Lease to be covered by insurance (other than to the extent of reasonable and customary deductible amounts under Landlord's insurance policies), or repairs required as a result of eminent domain exercise;

               (viii) fines, penalties or late charges incurred because of Landlord's failure to promptly pay an obligation;

               (ix) any cost or expense which is already passed on to Tenant (or reimbursed to Landlord) pursuant to some other term or provision of this Lease, or any expense billed to and paid directly by Tenant on its own account or on behalf of Landlord;

               (x) the cost of constructing the Base Building Improvements and Tenant Improvements; and

               (xi) Landlord's general overhead and other administration costs.


          (b)  Tenant's Direct Obligations. Except as included within Operating
               ---------------------------
     Expenses as set forth in Section 6.2, Tenant shall directly maintain, pay
                              -----------
     and perform any and all other obligations and charges in connection with business licenses or similar permits pertaining to Tenant's use and occupancy of the Demised Premises (but not certificates of occupancy or construction related permits, licenses or other authorizations, all of which shall be paid by Landlord). In the event Tenant fails to perform, pay or discharge any such obligations or charges when due without penalty or interest which would result in a lien against the Demised Premises if not timely performed or paid, Landlord may, but shall not be obligated to, pay the same. In the event Landlord makes any such payment, Tenant shall immediately reimburse Landlord therefor together with interest at the Maximum Rate of Interest on such amount within 15 days of demand by Landlord. Further, Tenant agrees to indemnify, defend and hold Landlord harmless from and against Tenant's failure to comply with this Section
                                                                    -------
     6.3(b).  Tenant, upon thirty (30) days' prior
     -----
 notice to Landlord, may elect to purchase directly any services, materials or utilities included in Operating Expenses under Section 6.2. In that event,
                                                   -----------
 Landlord shall fully cooperate in shifting such obligation to Tenant. The calculation of Operating Expenses and determination of Estimated Operating for preceding Lease Years shall be appropriately adjusted to account for Tenant's assumption of such costs. Tenant shall initially contract and pay directly for the following utilities and services:

        (i) utilities including but not limited to electricity, water and sewer;

        (ii)   Impositions as set forth in Article 7;
                                           ---------

        (iii)  janitorial service; and

        (iv) security services for the Demised Premises, the Building and common areas in and around the Building, including fire and burglar alarm devices and guard protection, to perform annual inspection and/ or testing of the smoke detectors and fire extinguishers in the Demised Premises and elsewhere in the Building and to provide for the periodic maintain and annual inspection of the Building fire alarm system.


  6.4  Estimated Operating Expenses.
       ----------------------------

       (a) To implement Tenant's obligation to pay the Operating Expenses, Tenant shall pay Landlord on or before the first day of each calendar month during the Term one-twelfth (1/12) of the amount of the estimated Operating Expenses for the then current Lease Year ("Estimated Operating Expenses") which shall not exceed the greater of (i) 104% of the actual Operating
                             -------
  Expenses for the immediately preceding Lease Year, or (ii) that amount determined by applying to the actual Operating Expenses for the immediately preceding Lease Year the percentage increase in Operating between such immediately preceding Lease Year and the next preceding Lease Year. Landlord's good faith initial Estimated Operating Expenses for the first Lease Year is $8.00 per Rentable Square Foot. Landlord shall deliver to Tenant no later than the Actual Substantial Completion Date its revised estimate of that figure, together with all back-up documentation. There shall be an annual reconciliation between what Tenant paid and what Tenant should have paid, and Landlord shall deliver to Tenant a certified statement reflecting such reconciliation with a reasonably detailed statement of actual Operating Expenses for the preceding Lease Year, with appropriate back-up data (together, the "Reconciliation Statement"), within ninety (90) days following the end of each Lease Year. Any amount paid by Tenant which exceeds the actual Operating Expenses due shall be refunded to Tenant simultaneous with the delivery to Tenant of the Reconciliation Statement. If Tenant has paid less than the correct amount due, Tenant shall pay the balance within thirty (30) days of receipt of written notice from Landlord. Landlord's and Tenant's obligation to pay the adjustments described in this Section 6.4 shall survive the expiration or
                                -----------
  earlier termination of this Lease.

     (b) Tenant shall have ninety (90) days after receipt of a Reconciliation Statement to notify Landlord of its election to audit the preceding year's Operating Expenses. Upon such notice, Tenant shall have the right, by itself, or through its employees or agents, at reasonable times and at a reasonable place in Tampa, Florida, designated by Landlord, to audit Landlord's books and records in support of the then applicable year-end adjustment calculation. If there is a timely written objection by Tenant, and if Landlord and Tenant are unable to resolve such objection within thirty (30) days following the delivery by Tenant to Landlord of such written notice of audit, then Tenant shall immediately thereafter pay Landlord what Landlord claims is due. Tenant, at its sole election, may submit the dispute to binding arbitration by the American Arbitration Association in Tampa, Florida, in accordance with its then prevailing rules. Judgment upon the arbitration award may be entered in any court in Tampa, Florida, having jurisdiction. The arbitrators shall have no power to change the provisions of this Lease. The arbitration panel shall consist of three arbitrators, one of whom shall be a commercial real estate attorney actively engaged in the practice of law for at least the last 10 years, another of whom shall be a certified public accountant actively engaged in the practice of accounting in the commercial real estate area for at least the last 10 years, and the third of whom shall be a licensed real estate broker actively engaged in the commercial leasing brokerage area for at least the last 10 years. Both parties shall continue to perform their respective Lease obligations during the pendency of any arbitration proceedings. If it is determined by such arbitration that Tenant overpaid the amount due, the overpaid amount, together with interest thereon at the rate of three percent (3%) above the "prime rate" or "base rate" from time to time announced by NationsBank, N.A. or its successors (such rate of interest is sometimes referred to herein as the "Maximum Rate of Interest" and shall be charged from the date when the same was paid to Landlord until the same shall be repaid to Tenant, but in no event shall such rate be in excess of the maximum rate permitted by law), shall be paid by Landlord to Tenant within ten (10) days, or, at Tenant's election, applied to the Rent next due under this Lease. For the purposes of that portion of this Lease dealing with attorney"s fees, Tenant shall not be deemed to be "the prevailing party" unless it is determined by such arbitration that Tenant overpaid by more than three percent (3%) the Estimated Increases. Likewise for the purposes of that portion of this Lease dealing with attorney"s fees, Landlord shall not be deemed to be "the prevailing party" unless it is determined by such arbitration that Tenant has underpaid by more than three percent (3%) the Estimated Increases. Subject to the foregoing, the arbitrators shall have the power to award reasonable attorney's fees and reasonable expenses and costs.

7.  PAYMENT OF TAXES AND ASSESSMENTS.
    --------------------------------

    7.1.  Payment of Impositions. Tenant covenants and agrees to pay during the
          ----------------------
Term directly to the applicable authority before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, all real estate taxes, special assessments, water rates and charges, sewer rates and charges, including charges for public utilities, street lighting, excise levies, licenses, permits, inspection fees, other governmental charges, and all other charges or burdens of whatsoever kind and nature (including assessments and expenses imposed on the Demised Premises under restrictive covenants or similar agreements to which the Demised Premises are subject) incurred in the use, occupancy, ownership, operation, leasing or possession of the Demised Premises, without particularizing by any known name or by whatever name hereafter called, and whether any of the foregoing be general or special, ordinary or extraordinary, foreseen or unforeseen (all of which are sometimes herein referred to as "Impositions"), which at any time during the Term may have been or may be assessed, levied, confirmed, imposed upon, or become a lien on the Demised Premises, or any portion thereof, or any appurtenance thereto, rents or income therefrom, and such easements or rights as may now or hereafter be appurtenant or appertain to the use of the Demised Premises. Within ten (10) days after receipt, Landlord shall deliver to Tenant any Imposition bill or statement sent by the pertinent governmental agency or utility to Landlord. Tenant shall be able to take advantage of all applicable discounts for early payment of Impositions. Neither the Impositions nor any other charge passed on to Tenant shall ever include any (i) profit, income, revenue or similar tax upon the income of Landlord or any franchise, excise, corporate, estate, partnership, inheritance, succession, capital levy, transfer, documentary or similar tax of Landlord, or (ii) any charge, fee or amount due and payable in connection with the design, development or construction of the Demised Premises, including without limitation impact fees, utility connection, inspection or impact fees; and building fees. Tenant shall pay all special (or similar) assessments for public improvements or benefits which, during the Term shall be assessed, levied or imposed upon or become payable or become a lien upon the Demised Premises, or any portion thereof, provided, however, that if by law any special assessment is
                     --------  -------
payable (without default) or, at the option of the owner, may be paid (without default) in installments (whether or not interest shall accrue on the unpaid balance of such special assessment), Tenant may pay the same, together with any interest accrued on the unpaid balance of such special assessment, in installments as the same respectively become payable and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and the interest thereon. Tenant shall pay all special assessments or installments thereof (including interest accrued thereon), whether heretofore or hereafter, assessed, levied or imposed upon the Demised Premises, or any portion thereof, which are due and payable during the Term. Landlord shall pay all installments of special assessments (including interest accrued on the unpaid balance) which are payable prior to the commencement and after the expiration or sooner termination of the Term. Tenant shall pay all real estate taxes, whether heretofore or hereafter levied or assessed upon the Demised Premises, or any portion thereof, which pertain to the Term. Landlord shall pay all real estate taxes which pertain to the period prior to the commencement of the Term. Any provision herein to the contrary notwithstanding, Landlord shall pay that portion of the real estate taxes and installments of special assessments attributable to the Demised Premises prior to and after the Term which the number of days in said years not within the Term bears to 365, and Tenant shall pay the balance of said real estate taxes and installments of special assessments during said years.

     7.2  Tenant's Right to Contest Impositions. Tenant shall have the right at
          -------------------------------------
its own expense to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition, unless such payment, or a payment thereof under protest, would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions of
Section 7.1, Tenant may postpone or defer payment of such Imposition if (i)
-----------
neither the Demised Premises nor any portion thereof would, by reason of such postponement or deferment, be in danger of being forfeited or lost, and (ii) Tenant shall have deposited with Landlord cash or a certificate of deposit or irrevocable letter of credit payable to Landlord issued by a national bank or federal savings and loan association or other security reasonably acceptable to Landlord in the amount of the Imposition so contested and unpaid, together with all interest and penalties which may accrue in Landlord's reasonable judgment in connection therewith, and all charges that may or might be assessed against or become a charge on the Demised Premises, or any portion thereof, during the pendency of such proceedings. Upon the termination or final determination of any such proceedings, Tenant shall pay the amount of such Imposition or part thereof, if any, as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, including reasonable attorney"s fees, interest, penalties, fines and other liability in connection therewith, and upon such payment Landlord shall return all amounts, certificates or other security deposited with it with respect to the contest of such Imposition, as aforesaid, or, at the written direction of Tenant, Landlord shall make such payment out of the funds on deposit with Landlord and the balance, if any, shall be returned to Tenant. Tenant shall be entitled to the refund of any Imposition, penalty, fine and interest thereon received by Landlord which have been paid by Tenant or which have been paid by Landlord but for which Landlord has been previously reimbursed in full by Tenant. Landlord shall not be required to join in any proceedings referred to in this Section 7.2 unless the provisions of any law, rule or
                    -----------
regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in Landlord's name upon compliance with such conditions as Landlord may reasonably require. Landlord shall not ultimately be subject to any liability for the payment of any fees, including attorney's fees, costs and expenses in connection with such proceedings. Tenant agrees to pay all such fees (including reasonable attorney's fees), costs and expenses or, within ten (10) days of Landlord's demand, to make reimbursement to Landlord for such payment. During the time when any such certificate of deposit or other security is on deposit with Landlord, and prior to the time when the same is returned to Tenant or applied against the payment, removal or discharge of Impositions, as above provided, Tenant shall be entitled to receive all interest paid thereon. Cash deposits shall bear interest.

     7.3  Levies and Other Taxes. If, at any time during the term of this Lease,
          ----------------------
any method of taxation shall be such that there shall be levied, assessed or imposed on Landlord, or on the Base Rent or Additional Rent, or on the Demised Premises, or any portion thereof, a capital levy, gross receipts tax or other tax on the rents received therefrom, or a franchise tax, or an assessment, levy or charge measured by or based in whole or in part upon such rents, Tenant covenants to pay and discharge the same, it being the intention of the parties hereto that the rent to be paid hereunder shall be paid to Landlord absolutely net without deduction or charge of any nature whatsoever foreseeable or unforeseeable, ordinary or extraordinary, or of any nature, kind or description, except as in this Lease otherwise expressly provided. Nothing in this Lease shall require Tenant to pay any profit, income, revenue or similar tax upon the income of Landlord or any franchise, excise, corporate, estate, partnership, inheritance, succession, capital levy, transfer, documentary or similar tax of Landlord.

     7.4  Evidence of Payment. Tenant covenants to furnish Landlord, within
          -------------------
thirty (30) days after the date upon which any ad valorem tax or special assessment (or at Landlord's request, any other Imposition or tax, assessment, levy or charge) is payable by Tenant without imposition of any fine, penalty, interest or cost, official receipts of the appropriate taxing authority, or other appropriate proof satisfactory to Landlord, evidencing the payment of the same. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition or other tax, assessment, levy or charge may be relied upon by Landlord as sufficient evidence that such Imposition or other tax, assessment, levy or charge is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

     7.5  Landlord's Right to Contest Impositions. In the event that Tenant
          ---------------------------------------
under Section 7.2, elects not to contest the amount or validity of Impositions,
      -----------
Landlord shall also have the right, but not the obligation, to contest the amount or validity, in whole or in part, of any Impositions not contested by Tenant, by appropriate proceedings conducted in the name of Landlord or in the name of Landlord and Tenant. If Landlord elects to contest the amount or validity, in whole or in part, of any Impositions, such contests by Landlord shall be at Landlord's expense, provided, however, that if the amounts payable
                                --------  -------
by Tenant for Impositions are reduced (or if a proposed increase in such amounts is avoided or reduced) by reason of Landlord's contest of Impositions, Tenant shall reimburse Landlord for Landlord's actual and reasonable costs incurred by Landlord in contesting Impositions, but such reimbursements shall not be in excess of the amount saved by Tenant by reason of Landlord's actions in contesting such Impositions.

     7.6  Installment Payments. To the extent permitted by law, Tenant may pay
          --------------------
any real estate tax and special assessments in annual installments. If Tenant elects to pay such tax or assessment on an installment basis, then Tenant shall pay only those installments which become due and payable during the Lease Term. Any such installment due and payable in the year in which the Lease commences or terminates shall be prorated.

8.  INSURANCE.
    ---------

    8.1  Landlord's Casualty Insurance. Landlord agrees to obtain and
         -----------------------------
continuously maintain in full force and effect during the Term, policies of insurance covering all Improvements constructed, installed or located on the Demised Premises naming Tenant, as an additional insured, against: (i) loss or damage by fire; (ii) loss or damage from such other risks or hazards now or hereafter embraced by an "Extended Coverage Endorsement," including, but not limited to, windstorm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, smoke damage, water damage and debris removal; (iii) loss for flood if the Demised Premises are in a designated flood or flood insurance area; (iv) loss from so-called explosion, collapse and underground hazards; (v) loss of rental insurance for a twenty four (24) month period; and (vi) loss or damage from such other risks or hazards of a similar or dissimilar nature which are now or may hereafter be customarily insured against with respect to improvements similar in construction, design, general location, use, occupancy and location to Improvements. At all times, such insurance coverage shall be in an amount equal to one hundred percent (100%) of the then "full replacement cost" of the Improvements. "Full Replacement Cost" shall be interpreted to mean the cost of replacing the Improvements without deduction for depreciation or wear and tear, and it shall include a reasonable sum for architectural, engineering, legal, administrative and supervisory fees connected with the restoration or replacement of the Improvements in the event of damage thereto or destruction thereof. If a sprinkler system shall be located in the Building, sprinkler leakage insurance shall be procured and continuously maintained by Landlord. For the period prior to the date when full or partial Rent commences hereunder Landlord, at its sole cost and expense, shall also maintain in full force and effect, on a completed value basis, insurance coverage on the Improvements on Builder's Risk or other comparable coverage. Landlord and Tenant shall require any contractor, subcontractor, sub-subcontractor, supplier, or laborer that works on the Demised Premises for Landlord or Tenant to provide a satisfactory certificate of insurance to the other prior to commencement of any such work.

     8.2  Tenant's Casualty Insurance Coverage. Tenant agrees to obtain and
          ------------------------------------
continuously maintain in full force and effect during the Term, policies of insurance covering all of Tenant's furniture, fixtures, equipment and other personal property located on the Demised Premises ("Tenant's FF&E"), naming Landlord as an additional insured, against: (i) loss or damage by fire; (ii) loss or damage from such other risks or hazards now or hereafter embraced by an "Extended Coverage Endorsement," including, but not limited to, windstorm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, smoke damage, water damage and debris removal; (iii) loss for flood if the Demised Premises are in a designated flood or flood insurance area; (iv) loss from so-called explosion, collapse and underground hazards; (v) rental value insurance for at least an twenty-four (24) month period; and (vi) loss or damage from such other risks or hazards of a similar or dissimilar nature which are now or may hereafter be customarily insured against with respect to improvements similar in construction, design, general location, use, occupancy and location to the Improvements. At all times, such insurance coverage shall be in an amount equal to one hundred percent (100%) of the then "full replacement cost" of the Tenant's FF&E. "Full Replacement Cost" shall be interpreted to mean the cost of replacing Tenant"s FF&E without deduction for depreciation or wear and tear.

     8.3  Tenant's Liability Insurance Coverage. During the Term, Tenant, at its
          -------------------------------------
sole cost and expense, shall obtain and continuously maintain in full force and effect commercial general liability insurance against any loss, liability or damage on, about or relating to the Demised Premises, or any portion thereof, with limits of not less than Five Million Dollars ($5,000,000.00) combined single limit coverage, per occurrence and aggregate, on an occurrence basis. Any such insurance obtained and maintained by Tenant shall name Landlord as an additional insured therein and shall be obtained and maintained from and with a reputable and financially sound insurance company authorized to issue such insurance in the State of Florida. Where possible, such insurance shall specifically insure (by contractual liability endorsement) Tenant's obligations under Section 21.1.
      ------------

     8.4  Landlord's Liability Insurance Coverage. During the Term, Landlord, at
          ---------------------------------------
 its sole cost and expense, shall obtain and continuously maintain in full force and effect commercial general liability insurance against any loss, liability or damage on, about or relating to the Demised Premises, or any portion thereof, with limits of not less than Five Million Dollars ($5,000,000.00) combined single limit coverage, per occurrence and aggregate, on an occurrence basis. Any such insurance obtained and maintained by Landlord shall name Tenant as an additional insured therein and shall be obtained and maintained from and with a reputable and financially sound insurance company authorized to issue such insurance in the State of Florida. Where possible, such insurance shall specifically insure (by contractual liability endorsement) Landlord's obligations under Section 21.2.
                   ------------

     8.5  Extended Coverage Insurance Provisions. All policies of insurance
          --------------------------------------
required by Section 8.1 shall provide that the thereof shall be payable to
            -----------
Landlord and, if Landlord so requests, shall also be payable to any contract purchaser of the Demised Premises and the holder of any mortgages now or hereafter becoming a lien on the fee of the Demised Premises, or any portion thereof, as the interest of such purchaser or holder appears pursuant to a standard named insured or mortgagee clause. Tenant shall not, on Tenant's own initiative or pursuant to request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in Section 8.1, unless Landlord is named therein as an additional
                 -----------
insured with loss payable as in said Section 8.1 provided. Tenant shall
                                     -----------
immediately notify Landlord whenever any such separate insurance is taken out and shall deliver to Landlord original certificates evidencing the same.

     8.6  General Insurance Requirements. Each policy required under Sections
          ------------------------------                             --------
8.1, 8.2, 8.3 and 8.4 shall have attached thereto (i) an endorsement that such
---------------------
policy shall not be canceled or materially changed without at least thirty (30) days prior written notice to the party named therein as an additional insured, and (ii) an endorsement to the effect that the insurance as to the interest of the party named as additional insured shall not be invalidated by any act or neglect of the insuring party. All policies of insurance shall be written on companies reasonably satisfactory to the party named as an additional insured therein and licensed in the State of Florida. Certificates evidencing insurance shall be in a form reasonably acceptable to the recipient party, shall be delivered to such party upon commencement of the Term and prior to expiration of such policy, new certificates evidencing such insurance shall be delivered to such party not less than twenty (20) days prior to the expiration of the then current policy term.

     8.7  Waiver of Subrogation. Landlord and Tenant hereby waive any rights
          ---------------------
each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, to their respective property, the Building or its contents, Tenant's FF&E or to other portions of the Demised Premises, arising from any risk generally covered by the "extended coverage" property insurance, and each party, on behalf of its respective insurance companies insuring its property against any such loss, waives any right of subrogation that they may have against the Landlord or the Tenant, as the case may be. Landlord and Tenant shall include in the policy or policies of insurance required by this Article 8 a waiver by the insurer of all rights of subrogation
                 ---------
against Landlord or Tenant in connection with any loss or damage thereby insured against.

     8.8  Unearned Premiums. Upon expiration or sooner termination of the Term,
          -----------------
the unearned premiums upon any insurance policies required by this Article 8 the
                                                                   ---------
cost for which has been passed on to Tenant as an Operating Expense shall be payable to Tenant.

     8.9  Blanket Insurance Coverage. Nothing in this Article 8 shall prevent
          --------------------------                  ---------
Landlord or Tenant from obtaining insurance of the kind and in the amount provided for under this Article 8 under a blanket insurance policy or policies
                        ---------
(evidence thereof reasonably satisfactory to the other party shall be delivered to the other party by the insuring party) which may cover other properties owned or operated by the insuring party as well as the Demised Premises; provided, however, that any such policy of blanket insurance of the kind
--------  -------
provided for shall (i) specify therein the amounts thereof exclusively allocated to the Demised Premises or the insuring party shall furnish the other party and the holder of any fee mortgage with a written statement from the insurers under such policies specifying the amounts of the total insurance exclusively allocated to the Demised Premises, and (ii) not contain any clause which would result in the insured thereunder being required to carry any insurance with respect to the property covered thereby in an amount not less than any specific percentage of the Full Replacement Cost of such property in order to prevent the insured therein named from becoming a co-insurer of any loss with the insurer under such policy; and provided further, however, that such policies of blanket
                       -------- -------  -------
insurance shall, as respects the Demised Premises, contain the various provisions required of such an insurance policy by the foregoing provisions of this Article 8.
     ---------

9.  SERVICES.
    --------

    9.1  Services.  Landlord shall furnish the following services, the cost of
         --------
which shall be an Operating Expense, all of the standard of a first class office building and office park in the

Westshore submarket of Tampa, through and consistent with the capacity of the systems described in the Base Building Plans.


          (a)  Elevator service for passenger and delivery needs;

          (b) Heating, ventilation and air-conditioning as required to maintain temperature and humidity levels as hereinafter provided, and to maintain fresh air levels in the Building consistent with prevailing ASHRAE Standard 62-1989 "Ventilation of Acceptable Indoor Air Quality" and all applicable laws, regulations and codes, and to maintain air quality at such levels to protect all occupants of the Building from harmful or adverse exposure to chemical contaminants, bacteria, mold, mildew, dust, ozone, and other allergens or contaminants. Subject to applicable mandatory federal and local energy conservation regulations, Landlord shall use its best efforts to maintain the usable area within the Building at a constant temperature between 70 Degrees F and 75 Degrees F during Standard Building Hours, and at humidity levels between 37 and 60 percent, unless the outside temperature is below 40 Degrees F or above 95 Degrees for at least 3 hours each day for five consecutive days. If the outside temperature is below 40 Degrees or above 95 Degrees for at least 3 hours each day for five consecutive days, Landlord will use its best efforts to maintain the Building between 72 Degrees F and 78 Degrees F, with humidity levels between 25 and 60 percent, regardless of the outside temperature. Landlord shall maintain the Building envelope, roof, and systems and components to prevent moisture intrusion into the Building.

          (c) Hot and cold running water for all restrooms, lavatories and kitchens;

          (d) Electric power, including electric power for lighting and receptacles;

          (e) Replacement of light bulbs and ballasts for interior and exterior electric lighting; and

          (f) General management of the Demised Premises, including supervision, inspections and management functions.


The services described above shall be provided 24 hours per day, 7 days per week, 52 weeks a year, every day during the Term.

     9.2  Standards; Interruption. Landlord shall exercise due care in
          -----------------------
furnishing adequate and uninterrupted services and in restoring any interrupted service as quickly as possible; but Landlord shall not be liable for any damages directly or indirectly resulting from the interruption or failure to furnish any of services referred to herein, unless due to Landlord"s gross negligence or willful misconduct. Tenant shall promptly notify Landlord in the event any service which Landlord is obligated under this Lease to provide is not provided. Notwithstanding the foregoing provisions of this Section 9.2, in the event a
                                                 -----------
service which Landlord is obligated to provide in the Demised Premises is not provided for reasons within the reasonable control of Landlord for a period of three (3) consecutive business days and, as a result of the failure to provide such service, Tenant is unable to reasonably operate its business in a material portion of the Demised Premises during such three (3) consecutive business day period, and if Landlord does not commence to cure such situation within five (5) days after receipt of written notice from Tenant and thereafter diligently prosecute such cure to completion, then Tenant shall be entitled equitably abate its Rent for the period commencing at the time Tenant notifies Landlord of the interruption of service which causes Tenant to be unable to reasonably operate its business in that portion of the Demised Premises until such service is resumed in a manner such that Tenant is able to reasonably conduct its business therein. In addition, Tenant may, at its election, cure such situation and set off against, and deduct from, the Rent next due under this Lease the costs and expenses incurred by Tenant in connection therewith, together with an administrative charge of five percent (5%) of such costs and expenses. The remedies set forth in this Section 9.2 are in addition to Tenant's
                                         -----------
other remedies for Landlord's default.

10.  REPAIRS
     -------

     10.1  Landlord's Repairs. In addition to the Guarantee provided in
           ------------------
paragraph 12.1 of Exhibit "C", during the Term, Landlord, at its sole cost and
                  ----------
expense (and not as a component of Operating Expenses pursuant to Section 6.1),
                                                                  ------------
shall maintain and repair in first-class condition the roof and structural elements (which, for the purposes of this Lease shall mean load bearing walls, foundation, roof system and glazing and curtain wall systems of the Building and Garage, excluding items of a cosmetic nature). Except to the extent maintained by Tenant in accordance with Section 10.2, Landlord, at its initial cost,
                             ------------
recoverable as an Operating Expense pursuant to Section 6.1 (except as excluded under Section 6.3), shall make and perform all other routine maintenance of the
      -----------
Demised Premises and all necessary repairs to every portion and element of the Demised Premises, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description, including without limitation, repairs to electricity, water, sewer, and other utility lines and connections, roadways, driveways and paved parking areas. When used in this Article 10, "repairs" shall
                                                     ----------
include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Landlord shall be at least equal in quality to the original work and shall be made by Landlord in accordance with all Laws, whether heretofore or hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class in the Westshore submarket of Tampa, Florida, provided that Landlord shall in any event make all repairs necessary to avoid any structural damage or other damage or injury to the Improvements.

     10.2  Tenants Repairs. Tenant, at its sole cost and expense, throughout the
           ---------------
Term, shall take good care of the non-structural, interior surfaces of the Building and shall keep the same in good order and condition, and shall make and perform all routine maintenance thereof and all necessary repairs thereto, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description. When used in this Article 10, "repairs" shall include all necessary
                               ----------
replacements, renewals, alterations, additions and betterments. All repairs made by Tenant shall be at least equal in quality to the original work and shall be made by Tenant in accordance with all Laws, whether heretofore or hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class in the Westshore submarket of Tampa, Florida, provided that Tenant shall in any event make all repairs necessary to avoid any damage or injury to the Improvements. Notwithstanding the foregoing, at Tenant's election, Landlord shall perform the repairs described in this Section 10.2, and costs so incurred by Landlord shall
                          ------------
be included in Operating Expenses.

     10.3    Exterior Maintenance. Except to the extent otherwise set forth in
             --------------------
Section 10.1 or 10.2, Landlord shall take good care of and maintain in first-
--------------------
class condition all exterior areas of the Demised Premises, and keep all exterior areas of the Demised Premises in first class condition, free of dirt, rubbish, debris and unlawful obstructions, and the cost of such maintenance shall be included in Operating Expenses (except as excluded under Section 6.3).
                                                                  -----------

     10.4    Standards.  All work performed by Landlord and Tenant under this
             ---------
Article 10 shall provide for containment of any toxic materials which may be
----------
encountered and shall be in strict conformance with OSHA and EPA standards and local building codes and regulations. Landlord shall not use toxic paint or other materials which may emit fumes or odors harmful to Tenant's employees.

     10.5    Prohibition Against Waste. Tenant shall not do or suffer any waste
             -------------------------
or damage, disfigurement or injury to the Demised Premises, or any improvements hereafter erected thereon

11.  COMPLIANCE WITH LAWS AND ORDINANCES.
     -----------------------------------

     11.1    Compliance with Laws and Ordinances. As used in this Lease, the
             -----------------------------------
term "Laws" shall mean all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the planning, design and construction of the Improvements and operation and maintenance of Demised Premises, and the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are situated, or any other body now or hereafter constituted exercising lawful or valid authority over the Demised Premises or exercising authority with respect to the use or manner of use of the Demised Premises, including, without limitation, the Americans with Disabilities Act and the Florida Accessibility Code. At all times during Tenant's occupancy of the Demised Premises (or any portion thereof), Tenant shall cease and remove any violation of Laws resulting from Tenant's specific use of the Demised Premises. Landlord and Tenant mutually acknowledge that amendments to existing Laws, new interpretations of existing Laws or enactment of new Laws taking effect after the Commencement Date may require that substantial cost be incurred in making physical alterations or improvement to the Improvements (physical alterations or improvements to the Improvements that are required to be made during the term to bring the Demised Premises into compliance with amendments to existing Laws or enactments of new Laws are collectively referred to as "Future Compliance Improvements"). The term "Future Compliance Improvements" shall not include any improvements necessary due to the failure of the design or construction of the Base Building Improvements or the construction (but not the design) of the Tenant Improvements to comply with all existing Laws, which improvements shall be performed by Landlord at its sole cost and expense. The term "Future Compliance Improvements" also shall not include any improvements necessary due to the failure of the design of the Tenant Improvements to comply with all existing Laws, which improvements shall be performed by Tenant at its sole cost and expense. Because the cost of making the Future Compliance Improvements is unforeseeable as of the Effective Date of this Lease and may be substantial, the parties hereby agree to the following with respect to making Future Compliance Improvements:


          (a) Landlord shall have the responsibility, at Landlord's sole expense, for constructing or making the Future Compliance Improvements which are attributable solely to changes in Laws and are required for Tenant to continue to utilize the Demised Premises for the purposes permitted under this Lease, subject only to Tenant's obligation to pay Landlord "Tenant's Compliance Contribution."

          (b) Except to the extent otherwise elected by Tenant or Landlord below, Tenant shall be required to reimburse Landlord for the cost of constructing or making the Future Compliance Improvements by paying Landlord additional Operating Expenses in a monthly amount during the Lease Term equal to the cost of the Future Compliance Improvements constructed or made by Landlord, amortized on a debt service basis over the useful life of such Future Compliance Improvements as reasonably determined under generally accepted accounting principles, using an interest rate of 9.4102%. ("Tenant's Compliance Contribution"). As conditions precedent to Landlord's right to receive Tenant's Compliance Contribution, (i) Landlord shall have delivered a written notice to Tenant stating that Landlord intends to commence a Future Compliance Improvement, which notice shall also cite the applicable Law pursuant to which the Future Compliance Improvement is being made and provide an estimate of Tenant's Compliance Contribution, and (ii) Landlord shall submit to Tenant invoices and other reasonable documentation evidencing the amounts paid by Landlord in making or constructing the Future Compliance Improvements. Notwithstanding the foregoing, in the event that the cost of any Future Compliance Improvements is reasonably estimated by Landlord to exceed $2,500,000, then either Landlord or Tenant shall have the right to terminate this Lease within thirty (30) days after the date of Landlord's notice to Tenant of the pending Future Compliance Improvement. If either party so elects to terminate, the other party shall have the right to cancel such termination by giving written notice to the other party to the effect that, (i) if Landlord has terminated, Tenant agrees to pay in cash the full cost of constructing of such Future Compliance Improvement in excess of $2,500,000.00, or (ii) if Tenant has terminated, Landlord agrees to proceed with such Future Compliance Improvement without the requirement of Tenant's Compliance Contribution as to amounts in excess of $2,500,000.00.

          (c) Tenant shall have the responsibility, at Tenant's sole expense, for constructing or making the Future Compliance Improvements which are solely attributable to changes in use by Tenant or alterations by Tenant.


     11.2    Compliance with Permitted Encumbrances. Tenant shall not violate
             --------------------------------------
the terms and provisions of the Permitted Encumbrances or any agreements, contracts, easements, restrictions, reservations or covenants, hereafter created by Tenant or consented to in writing by Tenant or requested in writing by Tenant; provided, however, that, although Tenant shall not violate the terms of
        --------  -------
the Permitted Encumbrances as aforesaid, the parties acknowledge and agree that Tenant is not a party to or otherwise bound by any of the Permitted Encumbrances and that nothing in this Lease is intended or shall be deemed or construed to impose upon Tenant the duties, obligations or liabilities of Landlord or of any other party under the Permitted Encumbrances (except for Tenant's covenant to Landlord not to violate such documents as provided in this Section 11.2), and
                                                           ------------
except for Tenant's agreement to pay an expense deemed an Imposition or Operating Expense hereunder.

     11.3    Tenant's Right to Contest Laws and Ordinances. After prior written
             ---------------------------------------------
notice to Landlord, Tenant, at its sole cost and expense and without cost or expense to Landlord, shall have the right to contest the validity or application of any law or ordinance referred to in this Article 11 in the name of Tenant or
                                            ----------
Landlord, or both, by appropriate legal proceedings diligently conducted, but only if under the terms of such law or ordinance, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the occurrence of any lien, charge or liability of any kind against the Demised Premises, or any portion thereof, and without subjecting Landlord or Tenant to any liability, civil or criminal, for failure so to comply therewith until the termination or final determination of such proceeding; provided, however, that
                                                       --------  -------
if any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless, on the prior written consent of Landlord, may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Tenant or Landlord to criminal liability and Tenant: (i) furnishes Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of any such contest or delay; (ii) prosecutes the contest with due diligence and in good faith; and (iii) agrees to indemnify, defend and hold harmless Landlord and the Demised Premises from any charge, liability or expense whatsoever. The security furnished to Landlord by Tenant shall be in the form of a cash deposit, a certificate of deposit issued by a national bank or federal savings and loan association payable to Landlord or irrevocable letter of credit payable to Landlord or other form reasonably acceptable to Landlord. Said deposit shall be held, administered and distributed in accordance with the provisions of Section 7.2 relating to the contest of the amount or validity of
              -----------
any Imposition. If necessary or proper to permit Tenant to contest the validity or application of any such law or ordinance, Landlord shall, at Tenant's sole cost and expense, including reasonable attorneys fees incurred by Landlord, execute and deliver any appropriate papers or other documents.

12.  CONSTRUCTION LIENS AND OTHER LIENS.
     ----------------------------------

  12.1    Freedom from Liens.
          ------------------

          (a) Tenant shall not suffer or permit any construction lien or other lien to be filed against the Demised Premises, or any portion thereof, by reason of work, labor, skill, services, equipment or materials supplied to the Demised Premises at the request of Tenant, or anyone holding the Demised Premises, or any portion thereof, through or under Tenant. If any such construction lien or other lien caused by or attributed to Tenant shall at any time be filed against the Demised Premises, or any portion thereof, Tenant shall cause the same to be discharged of record or bonded within sixty (60) days after the date of filing the same. If Tenant shall fail to discharge or bond such construction lien or liens or other lien within such period, then, in addition to any other right or remedy of Landlord, after five (5) days prior written notice to Tenant, Landlord may, but shall not be obligated to, discharge the same by paying to the claimant the amount claimed to be due or by procuring the discharge of such lien as to the Demised Premises by deposit into the court having jurisdiction of such lien, the foreclosure thereof or other proceedings with respect thereto, of a cash sum sufficient to secure the discharge of the same, or by the deposit of a bond or other security with such court sufficient in form, content and amount to procure the discharge of such lien, or in such other manner as is now or may in the future be provided by present or future law for the discharge of such lien as a lien against the Demised Premises. Any amount paid by Landlord, or the value of any deposit so made by Landlord, together with all costs, fees and expenses in connection therewith (including reasonable attorneys' fees of Landlord), together with interest thereon at the Maximum Rate of Interest, shall be repaid by Tenant to Landlord on demand by Landlord and, if unpaid, may be treated as Additional Rent. Tenant shall indemnify and defend Landlord against and save Landlord and the Demised Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities, suits penalties, claims, demands and obligations, including, without limitation, reasonable attorneys' fees, resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such construction lien or other lien.

          (b) All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to the Demised Premises, or any portion thereof, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for the same. Notice is hereby given that Landlord shall not be liable for any labor, services, materials, supplies, skill, machinery, fixtures or equipment finished or to be furnished to Tenant upon credit, and that no construction lien or other lien for any such labor, services, materials, supplies, machinery, fixtures or equipment shall attach to or affect the state or interest of Landlord in and to the Demised Premises, or any portion thereof.

     12.2    Landlord's Indemnification. The provisions of Section 12.1 above
             --------------------------                    ------------
shall not apply to any construction lien or other lien for labor, services, materials, supplies, machinery, fixtures or equipment furnished to the Demised Premises in the performance of Landlord's obligation to construct the Base Building Improvements and the Tenant Improvements, and Landlord does hereby agree to indemnify and defend Tenant against and save Tenant and the Demised Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities and obligations, including, without limitation, reasonable attorneys' fees, resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such construction lien or other lien.

     12.3    Removal of Liens. Except as otherwise provided for in this Article
             ----------------                                           -------
12, Tenant shall not create, permit or suffer, and shall promptly discharge and
--
satisfy of record, any other lien, encumbrance, charge, security interest, or other right or interest which shall be or become a lien, encumbrance, charge or security interest upon the Demised Premises, or any portion thereof, or the income therefrom, or on the interest of Landlord or Tenant in the Demised Premises, or any portion thereof, save and except for those liens, encumbrances, charges, security interests, or other rights or interests consented to in writing by Landlord, or those mortgages, assignments of rents, assignments of leases and other mortgage documentation placed thereon by Landlord in financing or refinancing the Demised Premises.

13.  INTENTIONALLY OMITTED.
     ---------------------

14.  DEFAULTS.
     --------

     14.1    Event of Default. Any one or more of the following events are
             ----------------
deemed an "Event of Default" in the singular and "Events of Default" in the plural;

             (a) If Tenant fails to pay when due any installment of Rent payable under this Lease or if Tenant fails to pay any other amount to be paid by Tenant hereunder, when and as the same shall become due and payable without imposition of any fine, penalty, interest or cost, and such breach shall continue for a period of ten (10) days after written notice thereof given by Landlord to Tenant in accordance with Section 22.3, provided,
                                                    ------------  --------
     however, that Landlord shall be obligated to provide Tenant notice and
     -------
     opportunity to cure pursuant to this Subsection 14.1(a) on only two (2)
                                          ------------------
     occasions in any twelve (12) month period, and any subsequent failure to pay occurring during such twelve (12) month shall constitute an Event of Default without the requirement of any notice to Tenant or opportunity to cure.

          (b) If Tenant in fails to keep, observe or perform any of the terms contained in this Lease, other than those referred to in Subsection
                                                              ----------
     (14.1)(a), and such breach shall continue for a period of thirty (30) days
     ---------
     after written notice thereof given by Landlord to Tenant, (or in the case of such a default which cannot with due diligence and in good faith be cured within thirty (30) days, Tenant fails to proceed promptly and with due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with due diligence and in good faith, it being intended that the time allowed Tenant within which to cure the same shall be extended for such period as may be necessary for the curing thereof promptly with due diligence and in good faith).

     14.2    Landlord's Remedies. Upon an Event of Default by Tenant, Landlord
             -------------------
may at its option at any time thereafter without notice or demand of any kind except as provided in this Article 14, exercise one or more of the following
                           ----------
described remedies, in addition to all other rights and remedies provided herein, and at law or equity:

             (a) Landlord may terminate this Lease, in which event Landlord may forthwith repossess the Demised Premises in accordance with law, and be entitled to recover from Tenant all Rent accrued and unpaid for the period up to and including the date of termination.

             (b) Landlord may terminate Tenant's right of possession without terminating this Lease, and may repossess the Demised Premises by forcible entry or detainer suit or otherwise, in which event Landlord shall use reasonable good faith efforts to relet the Demised Premises for the account of Tenant, for such rent and upon such terms as Landlord in its reasonable discretion shall determine. For the purpose of such reletting, Landlord is authorized to decorate and make any repairs, changes, or alterations in or to the Demised Premises that may be necessary or appropriate, and Tenant shall, upon written demand, pay the cost thereof. If the Demised Premises are relet and a sufficient sum shall not be realized from such reletting to pay all of the costs and expenses (i) of such decoration, repairs, changes, alterations and additions, (ii) of such termination and reletting (including, without limitation, all brokerage, advertising, and legal expenses), and (iii) of the collection of the rent accruing therefrom, and to satisfy the Rent provided for in this Lease, then Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time, or at Landlord's discretion, in a lump sum equal to the present value of such sum discounted over the remaining Term at a rate equal to the prime rate from time to time announced by NationsBank, N.A. or its successors. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 14.2 from time to time and that no suit or
                       ------------
     recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

             (c) Landlord may enter upon the Demised Premises and do whatever Tenant is obligated to do under the terms of this Lease and Tenant covenants and agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease together with interest at the Maximum Rate, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, unless caused by the negligence of Landlord, its agents, employees or contractors.

     14.3    Landlord's Default. In the event of Landlord's defaults in its
             ------------------
performance of any covenant or obligation in this Lease, Tenant shall not exercise any remedy until Tenant has given Landlord prior written notice of such act or omission and until a thirty (30) day period of time to allow Landlord or the mortgagee to remedy such act or omission shall have elapsed following the giving of such notice; provided, however, that if such act or omission cannot,
                       --------  -------
with due diligence and in good faith, be remedied within such thirty (30) day period, Landlord and/or the mortgagee shall be allowed such further period of time as may be reasonably necessary provided that it shall have commenced remedying the same with due diligence and in good faith within said thirty (30) day period. Notwithstanding the foregoing, in the event Landlord's default hereunder results in an immediate threat of bodily harm to Tenant's employees, agents or invitees, or damage to Tenant's property, Tenant may proceed to cure the default without prior notice to Landlord provided, however, that in that
                                             --------  -------
event Tenant shall give written notice to Landlord as soon as possible. Nothing herein contained shall be construed or interpreted as requiring any mortgagee to remedy such act or omission. Landlord shall reimburse Tenant for any costs or expenses paid by Tenant on behalf of Landlord under this Section 14.3, together
                                                         ------------
with interest at the Maximum Rate of Interest, within fifteen (15) days of written demand by Tenant. If Landlord fails to timely reimburse Tenant for such costs or expenses, Tenant may deduct such amounts from subsequent payments of Rent. Nothing herein shall provide any extension or cure right with respect to the time frames for design and construction of the Base Building Improvements and the Tenant Improvements set forth in the Pre-Occupancy Agreement.

     14.4    No Waiver. No failure by Landlord or by Tenant to insist upon the
             ---------
performance of any of the terms of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent from Tenant or any third party during the continuance of any such breach, shall constitute a waiver of any such breach or of any of the terms of this Lease. None of the terms of this Lease to be kept, observed or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each of the terms of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach of this Lease. No waiver of any default of Landlord or Tenant herein shall be implied from any omission by non-defaulting party to take any action on account of such default, if such default persists or is repeated and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated. One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

     14.5    Remedies Cumulative. In the event of any breach or threatened
             -------------------
breach by either party of any of the terms contained in this Lease, the non-breaching party shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise as though entry, reentry, summary proceedings and other remedies were not provided for in this Lease. Each remedy or right of either party provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease, or now or hereafter existing under Florida law or in equity or otherwise, and the exercise or the beginning of the exercise by Landlord or Tenant of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Landlord or Tenant of any or all other rights or remedies.

15.  DESTRUCTION AND RESTORATION.
     ---------------------------

     15.1    Destruction and Restoration. Landlord covenants and agrees that, in
             ---------------------------
case of damage to or destruction of the Improvements after the Commencement Date by fire or otherwise, Landlord, at its sole cost and expense, shall promptly and diligently proceed with the adjustment of Landlord's insurance claims in respect thereof within a period of six (6) months after the date of the damage or destruction and, thereafter, if and to the extent required by this Article 15,
                                                                   ----------
promptly commence, and diligently prosecute to completion, the restoration, repair, replacement and rebuilding of the same. The Demised Premises (including Tenant Improvements, and Tenant's changes and alterations made pursuant to
Section 20.1), shall be restored as nearly as possible to the condition that the
------------
same were in immediately prior to such damage or destruction with such changes or alterations (made in conformity with Article 20) as may be reasonably
                                        ----------
acceptable to Landlord and Tenant or required by Law. Tenant shall forthwith give Landlord written notice of such damage or destruction upon the occurrence thereof and specify in such notice, in reasonable detail, the extent thereof. Such restoration, repairs, replacements, rebuilding, changes and alterations, including the cost of temporary repairs for the protection of the Demised Premises, or any portion thereof, pending completion thereof are sometimes hereinafter referred to as the "Restoration." The Restoration shall be carried on and completed in accordance with the provisions and conditions of this
Article 15.
----------

     15.2    Application of Insurance Proceeds. All insurance monies recovered
             ---------------------------------
by Landlord or Tenant shall be held by Landlord for the mutual benefit of Landlord and Tenant on account of such damage or destruction, less the costs, if any, to Landlord of such recovery, shall be applied to the payment of the costs of the Restoration and shall be paid out from time to time as the Restoration progresses upon the written request of Landlord. Any insurance proceeds in excess of the cost of Restoration shall be the property of Landlord.

     15.3    Continuance of Tenant's Obligations. Except as provided for in
             -----------------------------------
Section 15.5, no destruction of or damage to the Demised Premises, or any
------------
portion thereof, by fire, casualty or otherwise shall permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay to Landlord the Rent and Additional Rent payable under this Lease or from any of its other obligations under this Lease, and Tenant waives any rights now or hereafter conferred upon Tenant by present or future law or otherwise to quit or surrender this Lease or the Demised Premises, or any portion thereof, to Landlord or to any suspension, diminution, abatement or reduction of rent on account of any such damage or destruction.

     15.4    Completion of Restoration. The foregoing provisions of this Article
             -------------------------                                   -------
15 apply only to damage or destruction of the Improvements by fire, casualty or
--
other cause occurring after the

Commencement Date. During all periods of construction, Landlord shall obtain and maintain builder's risk insurance coverage referred to in Article 8. All monies
                                                          ---------
received by Landlord under its builder's risk insurance coverage shall be applied by Landlord to complete the Restoration of such damage or destruction.
Section 15.5(c) shall apply if such insurance proceeds are insufficient to complete the Restoration of the Improvements.

     15.5    Adjustment of Rent and Termination of Lease.
             -------------------------------------------

             (a) In the event of damage to or destruction of the Improvements, in whole or in part, under Section 15.1, the Base Rent payable hereunder
                                ------------
     for the perio from and after such damage or destruction to the date of substantial completion of the Restoration of the Improvements shall be equitably adjusted and abated based on the portion of the Improvements, parking and access reasonably able to be utilized by Tenant after such damage or destruction.

             (b) If Landlord fails to complete the Restoration of the Demised Premises required under this Lease within twenty four (24) months after the date of the damage or destruction, Tenant may terminate this Lease upon giving Landlord written notice of its election to terminate fifteen (15) days following the expiration of such time period or Tenant shall have waived its right to terminate the Lease, except to the extent otherwise provided under this Section 15.5.
                         ------------

             (c) If the Improvements shall be destroyed or damaged to such an extent that the Restoration thereof will cost an amount in excess of the net proceeds of the insurance required to be and maintained by Landlord, Landlord shall contribute up to Two Hundred Fifty Thousand Dollars ($250,000.00) over and above the net proceeds of insurance towards the cost of Restoration ("Landlord's Contribution"). In such event, then, commencing upon the completion of the Restoration and for the balance of the Term, the annual Base Rent payable under this Lease shall be increased by an amount determined by multiplying the total amount of the Landlord's Contribution expended by Landlord by 10%, which amount shall be subject to escalation in subsequent Lease Years in accordance with the provisions of this Lease governing escalations of Base Rent . If the Improvements shall be destroyed or damaged to such an extent that the Restoration thereof will cost an amount in excess of net proceeds of insurance and Landlord's Contribution, (the amount of such excess hereinafter referred to as the "Excess Funds"), Landlord shall, with reasonable promptness, notify Tenant, in writing, of such fact, which notice shall be accompanied by a detailed statement of the nature and extent of such damage or destruction and detailed estimates of the total cost of Restoration. Within thirty (30) days after the giving of such notice, Tenant shall notify Landlord either that (i) it will furnish, at its sole cost and expense, the Excess Funds which are necessarily required in connection with the Restoration, or (ii) it is unwilling to expend the Excess Funds for such purpose. Failure to give such notice within such thirty (30) day period shall be deemed an election by Tenant not to make such expenditure. In the event that

     Landlord, subsequent to Tenant's election not to make such expenditure, elects by written notice to Tenant ("Landlord's Second Notice") not to expend the Excess Funds, then Tenant shall have the option, within thirty
     (30) days after receipt of Landlord's Second Notice, to either expend the Excess Funds or terminate this Lease and surrender the Demised Premises to Landlord by a notice, in writing, addressed to Landlord, specifying such election accompanied by Tenant's payment of the then remaining balance, if any, of the Rent and other charges hereafter specified in this Section
                                                                    -------
     15.5.  Upon the giving of such notice and the payment of such amounts, the
     -----
     Term shall cease and come to an end on a day to be specified in Tenant's notice, which date shall not be more than thirty (30) days after the date of delivery of such notice by Tenant to Landlord. Tenant shall accompany such notice with its payment of all Rent and other charges payable by Tenant hereunder, justly apportioned to the date of such termination. In such event, Landlord shall be entitled to the proceeds of all insurance carried hereunder.

             (d) If, within twenty-four (24) months prior to the expiration of the Term, the Improvements shall be destroyed or damaged to such an extent that, after the Restoration thereof, there cannot reasonably be anticipated to remain at least twelve (12) months in the Term of this Lease, then either Landlord or Tenant shall have the right to terminate this Lease by giving the other written notice to the other party within thirty (30) days after the damage or destruction. Upon the giving of such notice, the Term shall cease and come to an end on a day to be specified in the termination notice, which date shall not be more than thirty (30) days after the delivery of such notice. In such event Landlord shall be entitled to the proceeds of all insurance carried hereunder.

             (e)   In the event of any termination of this Lease under this
     Section 15, Landlord shall refund to Tenant any prepaid Rent pertaining to that period after the date of such termination, and that portion of insurance proceeds received in the proportion that Tenant's actual out-of-pocket unamortized contribution to the cost of Tenant Improvements ("Tenant's Contribution") bears to the cost of the Building.

16.  CONDEMNATION.
     ------------

     16.1    Condemnation of Entire Demised Premises.
             ---------------------------------------

             (a) If, during the Term, the entire Demised Premises shall be taken as the result of the exercise of the power of eminent domain (hereinafter referred to as the "Proceedings"), this Lease and all right, title and interest of Tenant hereunder shall cease and come to an end on the sooner of (i) the date of vesting of title pursuant to such Proceedings, or (ii) the date on which Tenant can no longer occupy the Demised Premises as set forth herein, and Landlord shall be entitled to and shall receive the total award made in such Proceedings, Tenant hereby assigning any interest in such awards, damages, consequential damages and compensation to Landlord and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease, except as hereinafter provided in Subsection 16.1(b).
     ------------------

             (b) In any taking of the Demised Premises, or any portion thereof, whether or not this Lease is terminated as in this Subsection 16.1(b)
                                                        ------------------
     provided, Tenant shall not be entitled to any portion of the award for the taking of the Demised Premises or damage to the Improvements, except as otherwise provided for in Section 16.3 with respect to the restoration of the Improvements, or for the estate or interest of Tenant therein, all such award, damages, consequential damages and compensation being hereby assigned to Landlord, and Tenant hereby waives any right it now has or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease, except that Tenant shall have, nevertheless, the limited right to prove in the Proceedings and to receive any award which may be made for damages to or condemnation of Tenant's trade fixtures and equipment, improvements funded by Tenant, the damage to Tenant's business and for Tenant's relocation costs, and moving expenses and reestablishment costs in connection therewith and for Tenant's Contribution.

     16.2    Partial Condemnation/Termination of Lease. If, during the Initial
             -----------------------------------------
Term, or any extension or renewal thereof, less the entire Demised Premises, shall be taken in any such Proceedings and the portion taken constitutes a "Material Partial Condemnation" (as defined below), this Lease shall terminate as to the portion of the Demised Premises so taken upon the sooner of (i) the date of vesting of title in the Proceedings, or (ii) the date on which Tenant can no longer occupy the portion of the Demised Premises so taken; and either Landlord or Tenant may, at their option, terminate this Lease as to the remainder of the Demised Premises. A "Material Partial Condemnation" shall mean a taking pursuant to which the business of Tenant conducted in the portion of the Demised Premises taken cannot reasonably be carried on with substantially the same scope, utility and efficiency in the remainder of the Demised Premises. Such termination as to the remainder of the Demised Premises shall be effected by notice in writing given not more than sixty (60) days after the date of vesting of title in such Proceedings, and shall specify a date not more than sixty (60) days after the giving of such notice as the date for such termination. Upon the date specified in such notice, the Term, and all right, title and interest of Tenant hereunder, shall cease and come to an end. In the event that neither Landlord nor Tenant elects to terminate this Lease as to the remainder of the Demised Premises, the rights and obligations of Landlord and Tenant shall be governed by the provisions of Section 16.3.
                                              ------------

     16.3    Partial Condemnation/Continuation of Lease. If, during the Initial
             ------------------------------------------
Term, or any extension or renewal thereof, less than the entire Demised Premises shall be taken in any such Proceeding, and either (a) the portion taken is not a Material Partial Condemnation, or (b) the portion taken is a Material Partial Condemnation but this Lease is not terminated as provided in Section 16.2, (in either event, a "Minor Partial Condemnation"), this Lease shall, upon the sooner of (i) the date of vesting of title in the Proceedings, or (ii) the date on which Tenant can no longer occupy the portion of the Demised Premises so taken, terminate as to the parts so taken.

The net amount of the award (after deduction of all costs and expenses, including attorneys' fees) shall be held by Landlord and Tenant as co-trustees and applied as hereinafter provided. Landlord, in such case, covenants and agrees, at Landlord's sole cost and expense (subject to reimbursement as hereinafter provided), promptly to restore that portion of the Improvements on the Demised Premises not so taken to a complete architectural and mechanical unit for the use and occupancy of Tenant as in this Lease. Landlord agrees in connection with such restoration work to apply so much of the net amount of any award (after deduction of all costs and expenses, including attorneys' fees) that may be received by Landlord in any such Proceedings for physical damage to the Improvements as a result of such taking to the costs of such restoration work; provided however, that in no event shall Landlord be obligated to expend in respect of the Restoration work any amount in excess of the net amount of any award received by Landlord at the date of vesting of title (after deduction of all costs and expenses including attorneys' fees). Tenant, at its option, may elect to (but shall not be required to) expend such additional sums as is necessary to complete the Restoration. Upon such election by Tenant, Landlord shall assign to Tenant all of its claims in connection with the Minor Partial Condemnation and all of its rights and interests in the Proceeding, and shall thereafter fully cooperate with Tenant (at Tenant's reasonable expense) in Tenant's prosecution of such claims in the Proceeding.

     16.4    Continuance of Obligations. In the event of any termination of this
             --------------------------
Lease, or any part thereof, as a result of any such Proceedings, Tenant shall pay to Landlord all Base Rent and all Additional Rent and other charges payable hereunder with respect to that portion of the Demised Premises so taken in such Proceedings with respect to which this Lease shall have terminated justly apportioned to the date of such termination, and Landlord shall refund to Tenant any Rent paid pertaining to that portion of the Demised Premises for the period after the date of such termination. In the event this Lease is not terminated in accordance with the terms of this Article 16, then this Lease shall remain
                                  ----------
unmodified and in full force and effect, except that, from and after the sooner of (i) the date of vesting of title in such Proceedings, or (ii) the date on which Tenant can no longer occupy the portion of the Demised Premises so taken, Tenant shall continue to pay Rent and other charges payable hereunder, as in this Lease provided, to be paid by Tenant subject to an abatement of a just and proportionate part of the Base Rent according to the extent and nature of such taking, which shall be based upon the relationship between the rental value of the Demised Premises after such taking and after the same has been restored to a complete architectural unit, to the rental value of the Demised Premises prior to such taking.

     16.5    Determination of "Material Partial Condemnation" and "Minor Partial
             -------------------------------------------------------------------
Condemnation;" Arbitration. Landlord and Tenant shall make reasonable, good
--------------------------
faith efforts to reach agreement whether a taking pursuant to Proceedings constitutes a "Material Partial Condemnation" or a "Minor Partial Condemnation" as defined in this Article 16. If the parties are unable to reach agreement,
                   ----------
such dispute shall be resolved by binding arbitration using the same procedure as is set forth in Section 14 of the Pre-Occupancy Agreement, except that the
                   ----------
MAI shall be instructed to determine whether the applicable condemnation constitutes a "Material Partial Condemnation" or a "Minor Partial Condemnation" as defined in this Article 16 (not Market Rate Rent).
                   ----------

17.  ASSIGNMENT, SUBLETTING.
     ----------------------

     17.1  Restriction on Transfer (Transfer Requiring Landlord Consent). Except
           -------------------------------------------------------------
with respect to Affiliate Transfers (as described in Section 17.2), Tenant shall
                                                     ------------
Tenant shall not sublet the Demised Premises, or any portion thereof, nor assign, mortgage, pledge, transfer or otherwise encumber or dispose of this Lease, or any interest therein, or in any manner assign, mortgage, pledge, transfer or otherwise encumber or dispose of its interest or estate in the Demised Premises, or any portion thereof under this Lease (collectively, a "Transfer") without obtaining Landlord's prior written consent in each and every instance, which consent shall not be unreasonably withheld, delayed or conditioned.

     17.2  Transfers.
           ---------

           (a) Notwithstanding anything in this Lease to the contrary, Tenant may, in its sole and absolute discretion and without the prior written consent or approval of Landlord, assign, sublease, transfer, or otherwise dispose of any or all of its interest in, to or under this Lease or in, to or under the Demised Premises to an "Affiliate" (as such term is hereinafter defined) (any such transaction or event being herein called an "Affiliate Transfer"), provided that such Affiliate assumes Tenant's obligations under the Lease. For the purposes of this Subsection 17.2(a),
                                                           ------------------
     the term "Affiliate" shall mean and refer to: (i) any person or entity which acquires all or substantially all of the assets or the issued and outstanding capital stock of Tenant; (ii) any corporation or other entity resulting from reorganization, consolidation or merger of Tenant into or with any other entity; (iii) the holder or holders of the majority of the issued or outstanding capital stock of Tenant or of any of the entities described in this Subsection 17.2(a); or (iv) any parent, subsidiary,
                       ------------------
     brother, sister, or affiliate corporation or entity of Tenant. As used in the foregoing clause (iv), the expression "affiliate corporation or entity"
                   -----------
     shall mean and refer to a corporation or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under the control of, Tenant. The term "control" as used in the foregoing provision shall mean and refer to the right and power, direct or indirect, to direct or cause the direction of the management and policies of such corporation.

           (b)  In the case of any Transfer under this Article 17 other than an
                                                       ----------
     Affiliate Transfer, Tenant's notice to Landlord of the proposed Transfer shall include information regarding the identity and financial condition of the proposed transferee. Landlord shall have thirty (30) days after receipt of such notice and information to notify Tenant of its approval or disapproval of the proposed Transfer. Any notice of disapproval shall contain the reasons for such disapproval. Landlord's failure to notify Tenant of its approval or disapproval of such proposed Transfer within such thirty (30) day period shall be deemed an approval. Tenant shall reimburse Landlord for reasonable costs incurred in reviewing Tenant's request for Landlord's consent to a proposed Transfer, including without limitation, attorneys' fees for outside counsel), up to a maximum amount of Two Thousand Five Hundred and No/100 Dollars ($2,500.00).


     17.3  Conditions to all Assignments and Sublettings. Any assignment or
           ---------------------------------------------
subletting (regardless of whether Landlord's approval is required hereunder) shall be subject to the following terms and conditions: (a) Tenant shall provide Landlord with at least fifteen (15) days prior written notice of such assignment or subletting (excluding Affiliate Transfers, in which event Tenant shall provide Landlord with written notice within fifteen (15) days after such assignment or subletting); (b) at the time of the assignment or subletting, this Lease shall be in full force and effect, no Event of Default shall be subsisting under this Lease, and Landlord shall not have given Tenant notice of any matter which, with the passage of time, would become an Event of Default under this Lease which remains uncured; (c) any assignee (but not any subtenant) shall by written instrument assume and agree to perform, and become directly liable to Landlord for, the performance of all of Tenant's duties and obligations under this Lease from and after the date of such assignment; and (d) any assignment or sublease shall provide that such assignment or sublease is subject to the terms, covenants, conditions, requirements, restrictions and provisions of this Lease.

     17.4  Excess Consideration.  Except in respect of an assignment or sublease
           --------------------
to an Affiliate of Tenant, in the event of any assignment or subletting under this Lease (regardless of whether the approval of Landlord is required hereunder), Landlord shall receive one-half (1/2) of all consideration paid by any assignee or subtenant for such assignment or subletting (after deduction for any reasonable expenses of subletting incurred by Tenant, including, without limitation, brokerage commissions, legal fees, and tenant improvement work); provided, however, that Tenant may receive one hundred percent (100%) of the
--------  -------
amount of any rent and other charges paid by any subtenant under any sublease which does not exceed the Base Rent and Additional Rent payable under this Lease multiplied by a fraction, the numerator of which is the number of square feet of Rentable Area in such subleased portion of the Demised Premises and the denominator of which is the total number of square feet of Rentable Area in the Demised Premises.

     17.5  Tenant's Liability. No assignment or subletting shall relieve Tenant
           ------------------
of its obligations under this Lease, and after any assignment or subletting Tenant shall continue to remain liable for all obligations of the "Tenant" under this Lease, which liability shall be primary liability (and not liability as a surety) and shall not be affected, impaired or released by any action, course of conduct or dealing by Landlord with any assignee of, or subtenant under, this Lease, and Tenant hereby waives any suretyship or other similar defenses at law or in equity which might otherwise be available to Tenant upon any such assignment of, or subletting under, this Lease.

18.  SUBORDINATION, NONDISTURBANCE, NOTICE TO MORTGAGEE AND ATTORNMENT.
     -----------------------------------------------------------------

     18.1  Subordination and Attornment by Tenant. This Lease and all rights of
           --------------------------------------
Tenant herein, and all interest or estate of Tenant in the Demised Premises, or any portion thereof, shall be subordinate to the lien of any mortgage, deed of trust, security instrument or other document of like nature ("Mortgage"), which at any time may be placed upon the Demised Premises, or any portion thereof, by Landlord, and to any replacements, renewals, amendments, modifications, extensions or refinancing thereof, and to each and every advance made under any Mortgage. The subordination and attornment provided for in this Section 18.1 is
                                                                ------------
conditioned upon Landlord obtaining a Subordination, Non-Disturbance and Attornment Agreement ("SNDA") from the existing mortgagee, and from any future mortgagee providing that: (i) such ground lessee or mortgagee will at all times fully recognize Tenant's rights under this Lease, and in the event of a termination of or foreclosure under any such ground lease or mortgage, such holder shall not disturb Tenant's possession of the Demised Premises, provided that Tenant is not in default of any of its material obligations under this Lease subject to the giving of notice, if any, and the expiration of any applicable cure period; and (ii) that upon mortgagee acquiring title to the Demised Premises, Tenant shall attorn directly to said mortgagee or its purchaser. Tenant shall agree to such other terms and conditions in the SNDA as may be reasonably required by said mortgagee provided that such terms and conditions do not affect Tenant's rights, nor increase or alter any of Tenant's obligations, under this Lease.


19.  SIGNS.
     -----

     19.1  Tenant's Signs. Tenant, at its sole cost, shall have the exclusive
           --------------
right to erect signs on the exterior or interior of the Building (including the roof) or on the Land, provided that such sign or signs: (i) do not cause any structural damage or other damage to the Building; and (ii) do not violate Laws. Tenant shall have the right to include any such sign in the Tenant Improvements and apply the Tenant Construction Allowance to the cost thereof.


20.  CHANGES AND ALTERATIONS.
     -----------------------

     20.1  Tenant's Changes and Alterations. Subject to the terms and conditions
           --------------------------------
of this Article 20, Tenant shall have the right at any time, and from time to
        ----------
time during the term of this Lease, to make such changes and alterations, structural or otherwise, to the Building, Improvements and fixtures hereafter erected on the Demised Premises as Tenant shall deem necessary or desirable in connection with the requirements of its business, which changes and alterations (other than changes or alterations of Tenant's movable trade fixtures and equipment) shall be made in all cases subject to the following conditions, which Tenant covenants to observe and perform:

           (a) Permits. No change or alteration shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all municipal, state and federal permits and authorizations of the various governmental bodies and departments having jurisdiction thereof, and Landlord agrees to join in the application for such permits or authorizations whenever such action is necessary, all at Tenant's sole cost and expense, provided such applications do not cause Landlord to become liable for any cost, fees or expenses.

           (b)  Compliance with Final Plans and Specifications. Before
                ----------------------------------------------
     commencement of any change, alteration, restoration or construction involving (i) alteration of a structural component of the Building, or alteration of the electrical, plumbing or HVAC systems constructed as part of the Basic Building Improvements, (ii) alteration of the exterior surface of the Building (excluding signage, landscaping and other matters that do not directly or permanently affect the exterior surface of the Building),
     (iii) non-structural alterations to the interior of the Building with an estimated cost of more than One Hundred Thousand and No/100 Dollars ($100,000.00); or (iv) roof-top antennas or satellite dishes (collectively, "Restricted Alterations"), Tenant shall: (A) furnish Landlord with detailed plans and specifications of the proposed change or alteration; (B) obtain Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed or conditioned; (C) obtain Landlord's prior written approval of a licensed architect or licensed professional engineer selected and paid for by Tenant, who shall supervise any such work if Tenant elects to engage such architect or engineer (hereinafter referred to as "Alterations Architect or Engineer"); and (D) obtain Landlord's prior written approval of detailed Final Plans and Specifications prepared and approved in writing by said Alterations Architect or Engineer, and of each amendment and change thereto. With respect to Landlord's prior approval of Restricted Alterations, (1) Landlord shall not unreasonably withhold, condition or delay its approval of Restricted Alterations of the type described in clauses (iii) or (iv)), above, and (B) Landlord may withhold
                  ----------------------
     its approval of structural Restricted Alterations of the types described in clauses (i) or (ii), above in its sole discretion.  All changes or
        -------------------
     alterations under this Article 20 other than Restricted Alterations are
                            ----------
     referred to as "Unrestricted Alterations." Tenant shall have the right to commence and proceed with Unrestricted Alterations without obtaining Landlord's prior consent or approval; provided, however, that Tenant shall give Landlord reasonable notice that it is making an Unrestricted Alteration.

           (c)  Utility Maintained. Any change or alteration shall, when
                ------------------
     completed, be of such character as not to materially reduce the utility of the Demised Premises or the Building for Tenant's Intended Use or general office use below its utility for such use immediately before such change or alteration, nor shall such change or alteration materially reduce the area or cubic content of the Building without Landlord's express written consent.

           (d)  Compliance with Laws. All work done in connection with any
                --------------------
     change or alteration shall be done promptly and in a good and workmanlike manner and in compliance with all building and zoning laws of the place in which the Demised Premises are situated, and with all Laws. The cost of any such change or alteration shall be paid in cash so that the Demised Premises and all portions thereof shall at all times be free of liens for labor and materials supplied to the Demised Premises, or any portion thereof; provided, however, that the
                                               -----------------
     foregoing is not intended to prohibit progress payments, retainages, escrows and related payment mechanisms which are customary among prudent and well represented owners in the commercial construction industry. The work of any change or alteration shall be prosecuted with reasonable dispatch, delays due to Force Majeure excepted. Tenant shall obtain and maintain, at its sole cost and expense, during the performance of the work, workers' compensation insurance covering all persons employed in connection with the work and with respect to which death or injury claims could be asserted against Landlord or Tenant or against the Demised Premises or any interest therein, together with comprehensive general liability insurance for the mutual benefit of Landlord and Tenant with limits of not less than Two Million Dollars ($2,000,000.00) in the event of injury to one person, Two Million Dollars ($2,000,000.00) in respect to any one accident or occurrence, and Five Hundred Thousand Dollars ($500,000.00) for property damage, and the fire insurance with "extended coverage" endorsement required by Section 8.1 hereof shall be supplemented with "builder's risk"
                 -----------
     insurance on a completed value form or other comparable coverage on the work. All such insurance shall be in a company or companies authorized to do business in the State of Florida and reasonably satisfactory to Landlord, and all such policies of insurance or certificates evidencing insurance shall be delivered to Landlord endorsed "Premium Paid" by the company or agency issuing the same, or with other evidence of payment of the premium reasonably satisfactory to Landlord.

           (e)  Removal of Improvements. Tenant's business and trade fixtures,
                -----------------------
     machinery and equipment, whether or not attached to the Demised Premises, and all furniture, furnishings and other articles of movable personal property shall be and remain Tenant's property and may be removed by Tenant prior to the expiration date of this Lease at Tenant's sole cost and expense and Tenant shall repair and restore any damage caused by such removal. Landlord agrees that Tenant shall not be required to remove any part of Landlord's Improvements and Tenant shall not be required to remove any alteration, installation, addition or improvement made by or on behalf of Tenant, after completion of Landlord's Improvements, unless: (i) such alteration, installation, or improvement does not constitute a normal office or training facility alteration, installation, addition or improvement; and (ii) Landlord, at that time it grants its approval to such alteration, installation or improvement, notifies Tenant in writing that the same must be removed at the end of the Lease Term.

21.  INDEMNITY.
     ---------

     21.1  Indemnity of Landlord. Tenant shall pay and discharge, and shall
           ---------------------
defend, indemnify and hold Landlord (and Landlord's Affiliates and the respective officers, directors, agents, employees, representatives, successors and assigns of each), forever harmless from, against and in respect of all obligations, settlements, liabilities, losses, damages, injunctions, suits, actions, proceedings, fines, penalties, claims, liens, demands, costs, charges and expenses of every kind or nature, including, without limitation, reasonable fees of attorneys and other professionals, and disbursements which may be imposed on, incurred by or asserted against the persons hereby required to be indemnified (but not against any of the same to the extent that a negligent or willful act or omission of any of such parties was the cause of the same), arising directly or indirectly from or out of:

           (a) any failure by Tenant to perform any of the agreements, terms, covenants or conditions on Tenant's part to be performed under this Lease; or

           (b) any wrongful act or negligence on the part of Tenant or its Affiliates, or their respective agents, employees, contractors or invitees, or any failure of Tenant to comply with any applicable Laws or with the directive of any governmental authority that Tenant is required to comply with pursuant to this Lease; or

           (c) any injury to or the death of persons or damage to property occurring during the term of this Lease in any manner arising out of, by reason of or in connection with the use, non-use or occupancy of the Premises, or resulting from the condition of the Premises or of adjoining sidewalks, streets, roads or ways for which Tenant is responsible under this Lease; or

           (d) any other provision of this Lease which provides that Tenant shall indemnify and/or hold harmless Landlord in respect of the matters contained in such provision.

     21.2  Indemnity of Tenant. Landlord shall pay and discharge, and shall
           -------------------
defend, indemnify and hold Tenant (and Tenant's Affiliates and their respective officers, directors, agents, employees, representatives, successors and assigns of each) forever harmless from, against and in respect of all obligations, settlements, liabilities, losses, damages, injunctions, suits, actions, proceedings, fines, penalties, claims, liens, demands, costs, charges and expenses of every kind or nature, including, without limitation, reasonable fees of attorneys and other professionals, and disbursements which may be imposed on, incurred by or asserted against the persons hereby required to be indemnified (but not against any of the same to the extent that a negligent or willful act or omission of any such parties was the cause of same), arising directly or indirectly from or out of:

           (a) any failure by Landlord to perform any of the agreements, terms, covenants or conditions on Landlord's part to be performed under this Lease after the Commencement Date; or

           (b) any wrongful act or negligence on the part of Landlord or its Affiliates, or their respective agents, employees or contractors or invitees, or any failure of Landlord to comply with any applicable Laws or with the directive of any governmental authority that Landlord is required to comply with pursuant to this Lease; or

           (c) any injury to or death of persons or damage to property occurring during the term of this Lease in any manner arising out of or in connection with, or resulting from the conditions of any portion of the Demised Premises for which Landlord is responsible under this Lease; or

           (d) any other provision of this Lease which provides that Landlord shall indemnify and/or hold harmless Tenant in respect of the matters contained in such provision.

     21.3  Defense Provisions.
           ------------------

           (a) Any party seeking indemnification under this Lease (the "Indemnified Party") shall give notice to the party required to provide indemnification hereunder (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of any claim as to which indemnity may be sought hereunder, and the Indemnified Party shall permit the Indemnifying Party (at the expense of the Indemnifying Party) to assume the defense of any claim or litigation resulting therefrom; provided, however
                                                             --------  -------
     that: (i) counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party (the parties agree that, if any claim is covered by insurance, the insurance company counsel shall be deemed to be satisfactory); (ii) the Indemnified Party may participate in such defense, but only at the Indemnified Party's own cost and expense; and (iii) the omission by the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and the Indemnifying Party is actually and materially damaged as a result of such failure to give notice.

           (b) The Indemnifying Party shall not, except with the consent of the Indemnified Party, consent to entry of any judgment or administrative order or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability with respect to such claim or litigation.

           (c) In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand, in its sole discretion. Any such defense, settlement or payment by the Indemnified Party shall not constitute a waiver, release or discharge of the Indemnifying Party's obligations under this Article 21, it being understood
                                                 ----------
     and agreed that any such defense, settlement, or payment shall be without prejudice to the right of the Indemnified

     Party to pursue remedies against the Indemnifying Party arising out of or related to the Indemnifying Party's failure or refusal to defend the Indemnified Party as required herein. Notwithstanding the foregoing, any Indemnified Party shall have the right to settle any such action or proceeding at any time, provided that it releases the Indemnifying Party from any further indemnification obligation hereunder with respect to such settlement.

           (d)  The provisions of this Article 21 shall survive the expiration
                                       ----------
     or sooner termination of this Lease.

22.  MISCELLANEOUS PROVISIONS.
     ------------------------

     22.1  Entry by Landlord. Upon at least one (1) business day's notice,
           -----------------
Tenant agrees to permit Landlord and authorized representatives of Landlord to enter upon the Demised Premises at all reasonable times during ordinary business hours (or at other times, and upon such notice as is reasonable under the circumstances, in bona fide emergency situations) for the purpose of inspecting the same and making any necessary repairs to comply with any laws, ordinances, rules, regulations or requirements of any public body, or the Board of Fire Underwriters, or any similar body. Nothing herein contained shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord agrees to use reasonable good faith efforts to minimize any interference or disruption of Tenant's use of the Demised Premises. However, Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making repairs or the performance of any work in or about the Demised Premises, or on account of bringing material, supplies and equipment into, upon or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever, except that Rent shall equitably abate to the extent that Landlord's activities materially interfere with Tenant's use of such portion of the Demised Premises. Tenant may require that a representative of Tenant accompany Landlord or its agents on their entry into the Demised Premises under this Section 22.1 or Section 22.2.
                                                 ------------    ------------

     22.2  Exhibition of Demised Premises. Upon prior appointment at least two
           ------------------------------
(2) business' days notice, Landlord is hereby given the right during usual business hours at any time during the Term to enter upon the Demised Premises and to exhibit the same for the purpose of mortgaging or selling the same. Tenant may, at is option, elect to require that one or more agents or representatives of Tenant be present during all such activity. During the final year of the Term, Landlord shall be entitled to display on the Land, in a location reasonably acceptable to Tenant, in such manner as to not unreasonably interfere with Tenant's business, signs indicating that the Demised Premises are for rent or sale and suitably identifying Landlord or its agent. Tenant agrees that such signs may remain unmolested upon the Land and that Landlord may exhibit the Demised Premises to prospective Tenants during said period as set forth above.

     22.3  Notices. All notices which are required or permitted hereunder must
           -------
be in writing and shall be deemed to have been given, delivered or made, as the case may be (i) when delivered by personal delivery or (ii) subject to verification by the date of the return receipt, three (3) business days after having been deposited in the United States Mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, or (iii) subject to verification of receipt by the courier service's record of delivery, one (1) business day after having been deposited with an expedited overnight courier service (such as, by way of example, but not limitation, U.S. Express Mail, Federal Express or Purolator), addressed to the party to whom notice is intended to be given at the address set forth below:

     To Landlord:             Carter Sunforest, L.P.
                              1275 Peachtree St., N.E.
                              Atlanta, GA  30367
                              Attention:  Mr. Bradley D. Reese

     With a copy to:          Kilpatrick Stockton LLP
                              1100 Peachtree St., Suite 2800
                              Atlanta, GA  30309-4530
                              Attention:  M. Andrew Kauss

     To Tenant:               Price Waterhouse LLP
                              3109 West Dr. M. L. King, Jr. Blvd.
                              Tampa, Florida  33607-6215
                              Attention:  David L. Jarman

     With a copy to:          Holland & Knight
                              400 N. Ashley Dr., Suite 2300
                              Tampa, FL  33602
                              Attention:  Richard D. Eckhard

or at such other place as the parties may from time to time designate by written notice to each other.

     22.4  Quiet Enjoyment. Landlord covenants, represents and warrants that it
           ---------------
has full right and power to execute and perform this Lease, that its general partner is validly formed and in good standing and has full right and power to execute this Lease, and has full right and power to grant the estate demised herein and that Tenant, on payment of Rent and other charges payable by Tenant pursuant to this Lease and performance of the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the Demised Premises and all rights, easements, appurtenances and privileges belonging in or otherwise appertaining thereto during the Lease Term without molestation or hindrance of any person whomsoever claiming by, through or under Landlord, but not otherwise. Landlord further covenants that it will not hereafter terminate or amend any existing easements or covenants or the Permitted Encumbrances in a manner that, in

Tenant's reasonable opinion, would adversely affect Tenant or Tenant's Intended Use and Landlord covenants to, if necessary in Tenant's reasonable opinion and on request of Tenant, enforce any such existing easements or covenants for Tenant's behalf.

Landlord shall, without expense to Tenant, furnish to Tenant (i) promptly following the execution hereof, an American Land Title Association Policy for leasehold title insurance in the amount of ________________, and (ii) promptly following Substantial Completion, an ALTA/ACSM as-built survey by a licensed surveyor of the land described in Exhibits "A" certified to Tenant which shall plot all easements and exceptions noted in the American Land Title Association Policy.

     22.5  Landlord's Continuing Obligations. The term "Landlord," as used in
           ---------------------------------
this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Demised Premises, and in the event of any transfer or transfers or conveyance (with respect to which Landlord shall provide at least ten (10) days advance notice and such notice shall at a minimum include information regarding the identity and ownership of the prospective grantee and a copy of the agreement evidencing Landlord's assignment and the grantee's assumption of all Landlord's obligations hereunder, accruing after such transfer) the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease shall be paid to Tenant. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the aforesaid, be binding on Landlord's successors and assigns, during their respective successive periods of ownership. Nothing herein contained shall be construed as relieving the original Landlord of its obligations under the Pre-occupancy Agreement, or releasing Landlord from any obligation to complete the cure of any breach by Landlord during the period of its ownership of the Demised Premises.

     22.6  Estoppel. Landlord and Tenant shall, each without charge at any time
           --------
and from time to time (but not more than three (3) times in a Lease Year), within ten (10) days after written request by the other party, certify by written instrument, duly executed, acknowledged and delivered to any mortgagee, assignee of a mortgagee, proposed mortgagee, or to any purchaser or proposed purchaser, or to any other person dealing with Landlord, Tenant or the Demised
Premises:

           (a) That this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications);

           (b) The dates to which the Rent or Additional Rent or Tenant's Direct Obligations under Subsection 6.3(c) have been paid in advance;
                              -----------------

           (c) Whether or not there are then existing any breaches or defaults by such party or the other party known by such party under any of the covenants, conditions, provisions, terms or agreements of this Lease, and specifying such breach or default, if any, or any setoffs or defenses against the enforcement of any covenant, condition, provision, term or agreement of this Lease upon the part of Landlord or Tenant as the case may be, to be performed or complied with (and, if so, specifying the same and the steps being taken to remedy the same); and

           (d) Such other factual statements or certificates as the requesting party may reasonably request.

It is the intention of the parties hereto that any statement delivered pursuant to this Section 23.6 may be relied upon by any of such parties dealing with
        ------------
Landlord, Tenant or the Demised Premises. The form of estoppel certificate to be delivered by Tenant is attached hereto as Exhibit D.
                                          ---------

     22.7  Short Form. Upon not less than ten (10) days prior written request by
           ----------
either party, the parties hereto agree to execute and deliver to each other a Short Form Lease, in recordable form, setting forth the follows:

           (a)  The date of this Lease;

           (b)  The parties to this Lease;

           (c)  The Term;

           (d)  The legal description of the Demised Premises; and

           (e) Such other matters reasonably requested by either party to be stated therein.

     22.8  Severability. If any covenant, condition, provision, term or
           ------------
agreement of this Lease shall, to any extent, be held invalid or unenforceable, the remaining covenants, conditions, provisions, terms and agreements of this Lease shall not be affected thereby, but each covenant, condition, provision, term or agreement of this Lease shall be valid and in force to the fullest extent permitted by law. This Lease shall be construed and be enforceable in accordance with the laws of the state in which the Demised Premise are located.

     22.9  Successors and Assigns. The covenants and agreements herein contained
           ----------------------
shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant and its successors and assigns (provided that Tenant has complied with the applicable terms of Article 17).
                        ----------

  22.10   Captions. The caption of each Section of this Lease is for convenience
          --------
and reference only, and in no way defines, limits or describes the scope or intent of such or of this Lease.

  22.11   Relationship of Parties. This Lease does not create the relationship
          -----------------------
of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of landlord and tenant.

  22.12   Entire Agreement. All preliminary and contemporaneous negotiations
          ----------------
are merged into and incorporated in this Lease. This Lease together with the Exhibits contains the entire agreement between the parties and shall not be modified or amended in any manner except by an instrument in writing executed by the parties hereto.

  22.13   No Merger. There shall be no merger of this Lease or the leasehold
          ---------
estate created by this Lease with any other estate or interest in the Demised Premises by reason of the fact that the same person, firm, corporation or other entity may acquire, hold or own directly or indirectly, (i) this Lease or the leasehold interest created by this Lease of any interest therein, and (ii) any such other estate or interest in the Demised Premises, or any portion thereof. No such merger shall occur unless and until all persons, firms, corporations or other entities having an interest (including a security interest) in (1) this Lease or the leasehold estate created thereby, and (2) any such other estate or interest in the Demised Premises, or any portion thereof, shall join in a written instrument expressly effecting such merger and shall duly record the same.

  22.14   No Surrender During Lease Term. No surrender to Landlord of this Lease
          ------------------------------
or of the Demised Premises, or any portion thereof, or any interest therein, prior to the expiration of the term of this Lease shall be valid or effective unless agreed to and accepted in writing by Landlord and consented to in writing by all contract vendors and mortgagees, and no act or omission by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord consented to by all contract vendors and the mortgagees, as aforesaid, shall constitute an acceptance of any such surrender.

  22.15   Surrender of Demised Premises. At the expiration of the Term, Tenant
          -----------------------------
shall surrender the Demised Premises in the same condition as the same were in upon delivery of possession thereto at the Commencement Date, reasonable wear and tear excepted and damage by condemnation or fire or other casualty excepted as provided in this Lease, and shall surrender all keys to the Demised Premises to Landlord at the place then fixed for the payment of Base Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any. Tenant shall at such time remove all of its property therefrom and all alterations and improvements placed thereon by Tenant if so requested by Landlord as provided in
Section 20.1. Tenant shall repair any damage to the Demised Premises caused by
------------
such removal, and any and all such property not so removed shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. All property of Tenant which Tenant is obligated to remove that is not removed within thirty (30) days after the last day of the Term shall be deemed abandoned. Tenant hereby appoints Landlord its agent to remove all property of Tenant from the Demised Premises upon termination of this Lease and to cause its transportation and storage for Tenant's benefit, all at the sole cost and risk of Tenant and Landlord shall not be liable for damage, theft, misappropriation or loss thereof and Landlord shall not be liable in any manner in respect thereto. Tenant shall pay all costs and expenses of such removal, transportation and storage. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord with respect to removal or storage of abandoned property and with respect to restoring the Demised Premises to good order, condition and repair.

  22.16   Holding Over. In the event Tenant remains in possession of the Demised
          ------------
Premises after expiration of this Lease, and without the execution of a new lease, it shall be deemed to be occupying the Demised Premises as a tenant from month to month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Base Rent shall be escalated to one hundred twenty-five percent (125%) of the then current Base Rent for the Demised Premises.

  22.17   Attorneys' Fees. In the event of any litigation or judicial action in
          ---------------
connection with this Lease or the enforcement thereof, the prevailing party in any such litigation or judicial action shall be entitled to recover all costs and expenses of any such judicial action or litigation (including, but not limited to, actual attorneys' and paralegals' fees reasonably incurred) from the other party.

  22.18   Landlord's Limited Liability. Tenant agrees to look solely to
          ----------------------------
Landlord's interest in this Lease, the Demised Premises, and all profits, rents and sales proceeds arising therefrom for recovery of any monetary judgment from Landlord, it being agreed that Landlord, so long as it owns the Demised Premises (and if Landlord is a partnership, its partners, whether general or limited, and if Landlord is a corporation, its directors, officers or shareholders), shall not be personally liable for any monetary judgment or deficiency decree or judgment against Landlord. Notwithstanding the foregoing, Landlord shall be personally liable for failure to fully and timely perform its obligations under this Lease from the Effective Date until Substantial Completion, and after the date of Substantial Completion, Landlord shall be personally liable for the payment of any funds in Landlord's control or possession to which Tenant has express rights under this Lease or which are required to be expended for Tenant's benefit, including without limitation, insurance proceeds, condemnation awards, and overpayment of Operating Expenses.

  22.19   Tenant's Limited Liability. No partner of Tenant shall have any
          --------------------------
personal liability for breach of any covenant or obligation of Tenant under this Lease, and no recourse shall be had or be enforceable against the assets of any partner of Tenant for any payment of any sums due to Landlord or for enforcement of any other relief based upon any claim made by Landlord for the breach of any of Tenant's covenants or obligations under the Lease.

  22.20   Sunforest Declaration. During the Term, Tenant shall exercise all
          ---------------------
rights and remedies accorded the "Owner" of the Demised Premises under the Declaration described in Exhibit "B" hereto. Landlord shall fully cooperate with
                         -----------
Tenant to ensure Tenant the benefit of this Section 22.20.
                                            -------------

  22.21   Broker's Commissions. All negotiations relative to this Lease and the
          --------------------
Demised Premises have been conducted by and between Landlord and Tenant without the intervention of any person or other party as agent or broker except for CLW Realty, Inc. (the "Broker"). Landlord, pursuant to separate agreements or arrangements with the Broker, shall be responsible for any and all fees or commissions due and payable to the Broker arising out of this Lease in any way and Tenant shall have no liability therefor. Except with respect to the fees and commissions of the Broker to be paid for by Landlord as aforesaid, Landlord and Tenant warrant and represent to each other that there are and will be no broker's commissions or fees payable in connection with this Lease or the demise of the Demised Premises by reason of their respective dealings, negotiations or communications. Landlord and Tenant (except with respect to the Broker as aforesaid) shall and do each hereby indemnify, defend and hold harmless the other from and against the claims, demands, actions and judgments against any and all brokers, agents and other intermediaries alleging a commission, fee or other payment to be owing by reason of their respective dealings, negotiations or communications in connection with this Lease or the demise of the Demised Premises.

  22.22   Covenants, Representations and Warranties.
          -----------------------------------------

          (a)  Landlord. Landlord represents and warrants to Tenant, and
               --------
  covenants and agrees with Tenant, the following:

               (i) Landlord is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Georgia.

               (ii) All material information and data furnished to Tenant by Landlord or its agents with respect to the Demised Premises is true, correct, complete and not misleading in any material respect.

               (iii) Landlord, and the undersigned signatories executing this Lease on behalf of Landlord, are duly authorized and empowered to enter into this Lease with Tenant.

          (b)  Tenant. Tenant represents and warrants to Landlord, and covenants
               ------
  and agrees with Landlord, the following:

               (i) Tenant is a limited liability partnership duly organized, validly existing and in good standing under the laws of the State of Delaware; and

               (ii) Tenant, and the undersigned signatures executing this Lease on behalf of Tenant, are duly authorized and empowered to enter into this Lease with Landlord.

               (iii) All material information and data furnished to Landlord by Tenant or its agents with respect to Tenant is correct and complete and not misleading in any material respect.

  22.23   Permission, Consent or Approval. Whenever in this Lease Landlord's or
          -------------------------------
Tenant's permission, consent or approval is required, then, except to the extent otherwise expressly provided, such permission, consent or approval shall not be unreasonably withheld, delayed or conditioned. Furthermore, except as otherwise expressly provided herein, in the event that the party whose permission, consent or approval is requested fails to respond to any written request for consent or approval within thirty (30) days after the giving of such request, then such request shall be deemed to have been approved.

  22.24   Counterparts; Expiration of Lease; "Effective Date". This Lease may be
          ---------------------------------------------------
executed in separate counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument. Subject to the immediately preceding sentence, the 'Effective Date' of this Lease shall mean the later of the two dates set forth below the respective signatures of Landlord and Tenant.

  22.25   Guaranty. Attached to this Lease as Exhibit "E" is the form of
          --------                            -----------
Guaranty of Lease ("Guaranty") to be executed by Carter & Associates, L.L.C., a Georgia limited liability company, and delivered to Tenant within five (5) days after the Effective Date. Landlord's failure to cause the properly executed Guaranty, together with instruments evidencing the guarantor's corporate power and authority to Tenant's reasonable satisfaction, to be delivered to Tenant within five (5) days after the Effective Date shall constitute Landlord's default under this Lease.

  22.26   Radon Gas. Radon is a naturally occurring radioactive gas that, when
          ---------
it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department .

23.  EXPANSION OPTION.
     ----------------

     23.1  Exercise of Option. Tenant shall have the option (the "Expansion
           ------------------
Option") to cause Landlord to construct the Expansion Improvements (as defined below) on the terms and conditions set forth in this Section 23. Subject to and in accordance with the terms of this Section 23, Tenant may exercise the Expansion Option by delivering written notice to Landlord (the "Expansion Notice") at any time during the Initial Term of the Lease after all applicable land use and zoning approvals have been obtained if, at the time of Tenant's delivery of the Expansion Notice: (a) Tenant's net worth shall be equal to or greater than Tenant's net worth as of the Effective Date of this Lease and there shall have been no material adverse change in the financial condition of Tenant, (b) this Lease shall not have been terminated and shall be in full force and effect, and
(c) no Event of Default by Tenant exists under the Lease. If Tenant for any reason fails to deliver the Expansion Notice on or prior to the last day of the Initial Term, the Expansion Option shall automatically expire and be of no further force or effect. Upon Tenant's delivery of the Expansion Notice and commencement of construction of the Expansion Improvements in accordance with the terms of this Section 23, the term of the Lease shall automatically be extended for an additional period of ten (10) years from the date of substantial completion of the Expansion Improvements, without further action by either Landlord or Tenant. If Tenant duly exercises the Expansion Option, then on the date of substantial completion of the Expansion Improvements, the Expansion Improvements (as defined below) shall become part of the Demised Premises and shall be subject to the terms and conditions of this Lease, except as expressly set forth in this Section 23.

     23.2  Landlord's Decision Not To Make the Expansion Improvements. During
           ----------------------------------------------------------
the first five Lease Years, and subject to the terms of this Section 23, Landlord shall be obligated to construct the Expansion Improvements if Tenant delivers the Expansion Notice in accordance with this Section 23. Any provision of this Section 23 to the contrary notwithstanding, Landlord and Tenant agree that Landlord shall not be obligated to construct the Expansion Improvements if Tenant delivers the Expansion Notice after the end of the fifth Lease Year and, following delivery of the Expansion Notice, Landlord determines not to construct the Expansion Improvements based on the Base Rent it would receive for the Expansion Improvements in accordance with this Section 23 and Landlord notifies Tenant in writing of such determination within thirty (30) days after Landlord's receipt of the Expansion Notice. If Landlord fails to timely deliver notice of such determination to Tenant, it shall be deemed to have elected to proceed with the construction of the Expansion Improvements in accordance with the terms of this Section 23.

     23.3  Expansion Improvements; Expansion Improvement Costs.  The "Expansion
           ---------------------------------------------------
Improvements" shall be located on the land approximately as depicted on Exhibit
                                                                        -------
"F" attached hereto and shall mean a three (3) or four (4) story building
---
containing up to 132,000 square feet of Rentable Area ("Building Two"), an addition to the Garage containing a sufficient number of parking spaces such that, inclusive of surface parking, the total number of parking spaces equals at least four (4) parking spaces per one thousand (1,000) square feet of Rentable Area in the Building and Building Two, covered access from Building Two to the expanded Garage, and all other improvements, machinery, equipment, fixtures and other property, real or personal, to be installed or located on the land on which the Expansion Improvements are to be constructed. The Expansion Improvements shall be of a quality which is equal to or better than the Building and will be similar thereto in appearance, building materials, use, access, performance specifications and functionality (the "Expansion Parameters"). Landlord agrees to fund the costs (the

"Expansion Improvement Costs") of the design, development and construction of the Expansion Improvements (which costs shall include, without limitation, developer's and contractor's fees at market rates) up to a maximum of One Hundred Fifty and No/100 Dollars ($150.00) per square foot of Rentable Area in Building Two (as such amount shall be increased by increases in the Consumers Price Index - All Consumers - All Categories published by the United States Department of Labor, Bureau of Labor Statistics [or in the event the United States Department of Labor no longer publishes such Consumer Price Index, a comparable general price index acceptable to Landlord and Tenant] between the Effective Date and the date of Tenant's delivery of the Expansion Notice) (such amount, as adjusted, is referred to herein as the "Maximum Expansion Costs"). Tenant shall be responsible for the payment of any Expansion Improvement Costs in excess of the Maximum Expansion Costs, which excess costs shall be paid by Tenant to Landlord in cash and not added to the Expansion Improvement Costs upon which the Base Rent for the Expansion Improvements shall be calculated.

     23.4  Plans and Specifications.  Within sixty (60) days after Landlord's
           ------------------------
receipt of the Expansion Notice, Tenant shall submit to Landlord preliminary plans and specifications for the Expansion Improvements. Within thirty (30) days after receipt and review of the preliminary plans and specifications, Landlord shall produce a Preliminary Master Schedule to construct the Expansion Improvements, which shall describe pre-development and development tasks necessary to construct the Expansion Improvements. The tasks set forth in the Preliminary Master Schedule shall include the selection of the development team, including the architect, engineers, construction manager and other necessary parties; determining a preliminary budget; and determining the schedule for design, design review by Tenant and Landlord, approvals and construction. Any suggested revisions to the Preliminary Master Schedule by Landlord or Tenant shall be made with reasonable diligence and in good faith in accordance with the Expansion Parameters, and, after the approval of such changes by both Landlord and Tenant, the schedule as revised shall become the Master Schedule for the design and construction of the Expansion Improvements. Landlord and Tenant shall use best efforts to limit the period from the date of Tenant's delivery of the Expansion Notice to the estimated date of substantial completion of the Expansion Improvements as set forth in the Master Schedule to no more than eighteen (18) months. If Landlord shall fail to proceed in good faith or to use reasonable diligence in fulfilling its obligations under this Section 23, Tenant, in addition to its other remedies set forth in this Lease, shall have the right to exercise the Purchase Option in accordance with and subject to the terms of Section 23 of this Lease.

     The Master Schedule shall include a deadline to produce finalized plans and specifications. Once the finalized plans and specifications have been delivered and approved by the parties in accordance with the Master Schedule, Landlord shall select a general contractor (the "Contractor") reasonably acceptable to Tenant. Landlord shall enter into an agreement or agreements with the Contractor for construction of the Expansion Improvements on an "open-book" cost (with such costs in accordance with generally recognized construction industry standards) plus a reasonable market fee with a guaranteed maximum price basis, such agreement(s) to be subject to Tenant's reasonable approval and in standard form(s) and which may (but shall not be required to) include provisions regarding liquidated damages for construction delays.

     23.5  Base Rent. Effective on the thirtieth (30th) day after substantial
           ---------
completion of the Expansion Improvements, the Base Rent per square foot of Rentable Area of Building Two due and payable by Tenant under the Lease in the first Lease Year for the Expansion Improvements shall be an amount equal to the product of (a) the Expansion Improvement Costs per square foot of Rentable Area multiplied by (b) the sum of three hundred (300) basis points plus the weekly average yield on United States Treasury obligations (adjusted for constant average maturity of ten [10] years), as published in the most recent issue of the Federal Reserve Statistical Release H-15 as of the date of the Expansion Notice (the "Treasury Rate"), amortized on an annual basis over a period of twenty (20) years (an example of the calculation of Base Rent pursuant to this Section 23 is set forth in the immediately following grammatical paragraph). The Base Rent for each subsequent Lease Year shall be one hundred three percent (103%) of the Base Rent for the immediately preceding Lease Year. Base Rent for the space initially demised under this Lease shall continue to increase in accordance with Section 3.1(b) of this Lease.

     By way of example only, if the Treasury Rate is 5.75%, then adding 300 basis points would result in an interest rate of 8.75%. Amortized on an annual basis over a period of twenty (20) years, the resulting rate is 10.7602%. In this example, Base Rent for the Expansion Improvements in the first Lease Year would be equal to the product of 10.7602% multiplied by the Expansion Improvement Costs.

24.  PURCHASE OPTION. Landlord hereby grants to Tenant an option to purchase the
     ---------------
Demised Premises (the "Purchase Option"), subject to the terms and conditions of this Section. Tenant may exercise the Purchase Option only upon the conditions set forth in Section 23 above. Tenant may exercise the Purchase Option only by giving Landlord written notice of such exercise within thirty (30) days after Landlord's election not to proceed with the construction of Building Two in accordance with Section 23 above, delivered to Landlord in accordance with the notice provisions of this Lease Agreement (a "Purchase Option Notice") and by simultaneous delivery of the Deposit (as defined below) in accordance with the Terms of Sale and Purchase (as defined below). Subject to the terms of this Section and the Terms of Sale and Purchase, Tenant shall have the right to exercise the Purchase Option at any time during the Term beginning on the first day of the sixth Lease Year and ending on the last day of the tenth Lease Year (the "Option Term"). If Tenant fails to timely deliver the Purchase Option Notice or the Deposit to Landlord, the Purchase Option shall automatically expire and terminate. Exhibit "G" attached hereto and made a part hereof sets
                      -----------
forth the Terms of Sale and Purchase (the "Agreement"). If Tenant properly exercises the Purchase Option in accordance with this Section, automatically and immediately upon delivery of the Purchase Option Notice and the Deposit to Landlord (and without the requirement that the parties execute any additional documents or take any additional actions) a fully enforceable and legally binding contract containing the terms of the Agreement shall be deemed to have been formed. Landlord and Tenant acknowledge that the Purchase Option has been granted and accepted as a material part of the consideration for entering into this Lease and that such consideration has been received by both parties and is adequate for all purposes. Unless expired or terminated, any purchaser of the Demised Premises shall in writing delivered to Tenant fully recognize Tenant's rights under the Purchase Option. Landlord hereby consents to Tenant assigning the Purchase Option to a third party purchaser (without assignment of Tenant's interest under the Lease); provided, that such assignment is made for the purpose of the construction of Building Two by such assignee.

  IN WITNESS WHEREOF, intending to be legally bound and with the specific intent that this Lease constitute an instrument under seal, each of the parties hereto has caused this Lease to be duly executed as of the Effective Date.

Signed, sealed and delivered       LANDLORD:
in the presence of

                                   CARTER SUNFOREST, L.P., a Georgia limited partnership

                                   By: Carter & Associates Enterprises, Inc.,
                                       a Georgia corporation


   /s/ [SIGNATURE ILLEGIBLE]               /s/ Bradley D. Reese          (SEAL)
-------------------------------         --------------------------------
Name: [ILLEGIBLE]                       Name:  Bradley D. Reese
                                             ---------------------------
                                        Title: Sr. Vice President
                                              --------------------------
   /s/ Mark A. Palmer
-------------------------------
Name:  Mark A. Palmer                   Date signed by Landlord: 3/30/98
                                                                --------

                                   TENANT:


                                   PRICE WATERHOUSE LLP,  a Delaware Registered
                                   Limited Liability Partnership



   /s/ Tammy C. Collins            By:    /s/ D. L. Leonhardt            (SEAL)
-------------------------------        --------------------------------
Name:  Tammy C. Collins            Name:  D. L. Leonhardt
                                            ---------------------------
                                       Title: Partner
                                             --------------------------

   /s/ [SIGNATURE ILLEGIBLE]
-------------------------------
Name:                              Date signed by Tenant:______________